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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
AIRNET SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AIRNET SYSTEMS, INC.
3939 International Gateway
Columbus, Ohio 43219
April 29, 2004

Dear Fellow Shareholders:

        The Annual Meeting of Shareholders of AirNet Systems, Inc. will be held at 10:00 a.m., Eastern Daylight Savings Time, on Friday, June 4, 2004, at the Concourse Hotel, 4300 International Gateway, Columbus, Ohio 43219. The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement contain detailed information about the business to be conducted at the Annual Meeting.

        The Board of Directors has nominated five directors, each for a term to expire at the 2005 Annual Meeting of Shareholders. The Board of Directors recommends that you vote FOR each of the nominees.

        The Board of Directors is also submitting for your consideration a proposal to approve the AirNet Systems, Inc. 2004 Stock Incentive Plan. The Board of Directors recommends that you vote FOR this proposal.

        On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, the prompt return of your proxy card in the enclosed return envelope will save AirNet additional expenses of solicitation and will help ensure that as many common shares as possible are represented at the Annual Meeting.

Sincerely,
Joel E. Biggerstaff Chairman of the Board, Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On
Friday, June 4, 2004

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of AirNet Systems, Inc. ("AirNet") will be held on Friday, June 4, 2004, at the Concourse Hotel, 4300 International Gateway, Columbus, Ohio 43219, at 10:00 a.m., Eastern Daylight Savings Time, for the following purposes:

  1.
  To elect five directors to serve for terms of one year each.

  2.
  To consider and vote upon a proposal to approve the AirNet Systems, Inc. 2004 Stock Incentive Plan.

  3.
  To transact any other business which properly comes before the Annual Meeting or any adjournment.

        The close of business on April 13, 2004, has been fixed by the Board of Directors of AirNet as the record date for determining the shareholders entitled to receive notice of, and to vote at, the Annual Meeting.

        You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you may ensure your representation by completing, signing, dating and promptly returning the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you are the registered shareholder and attend the Annual Meeting, you may revoke your proxy and vote your common shares in person.

By Order of the Board of Directors,
Gary W. Qualmann Secretary
AirNet Systems, Inc. 3939 International Gateway Columbus, Ohio 43219
April 29, 2004

AirNet Systems, Inc.
3939 International Gateway
Columbus, Ohio 43219

PROXY STATEMENT
for
Annual Meeting of Shareholders
To Be Held On
Friday, June 4, 2004

        This Proxy Statement is furnished to the shareholders of AirNet Systems, Inc. ("AirNet") in connection with the solicitation, on behalf of the Board of Directors of AirNet (the "Board"), of proxies for use at the Annual Meeting of Shareholders to be held on Friday, June 4, 2004 (the "Annual Meeting"), at the Concourse Hotel, 4300 International Gateway, Columbus, Ohio 43219, at 10:00 a.m., Eastern Daylight Savings Time, or any adjournment, for the purposes described in the accompanying Notice of Annual Meeting of Shareholders.

        This Proxy Statement and the accompanying proxy card were first sent or delivered on or about April 29, 2004, to shareholders of AirNet.

GENERAL

        Only holders of record of AirNet common shares at the close of business on April 13, 2004, will be entitled to vote at the Annual Meeting. As of April 13, 2004, there were 10,063,167 common shares outstanding. Each common share entitles the holder to one vote on each matter to be submitted to the shareholders at the Annual Meeting. A quorum for the Annual Meeting is a majority of the common shares outstanding. There is no cumulative voting in the election of directors. Other than the common shares, there are no voting securities of AirNet outstanding.

        You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering written notice of revocation to the Secretary of AirNet, executing and returning a subsequently-dated proxy card received by AirNet prior to the Annual Meeting or, if you are the registered shareholder, by attending the Annual Meeting and giving notice of revocation in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

        Shareholders holding common shares in "street name" with a broker/dealer, financial institution or other holder of record may be eligible to appoint their proxy electronically via the Internet or telephonically and may incur costs associated with the electronic access, such as usage charges from Internet access providers and telephone companies. Shareholders holding common shares in "street name" should review the information provided to them by the holder of record. This information will describe the procedures to be followed in instructing the holder of record how to vote the "street name" common shares and how to revoke previously given instructions.

        AirNet will bear the costs of preparing, printing and mailing this Proxy Statement, the accompanying proxy card and any other related materials, as well as all other costs incurred in connection with the solicitation of proxies on behalf of the Board, other than the Internet access and telephone usage charges described above. Proxies will be solicited by mail and may be further solicited by further mailings, personal contact, telephone or facsimile by officers or employees of AirNet, none of whom will receive additional compensation therefor. AirNet will reimburse broker/dealers, financial institutions, and other custodians, fiduciaries and nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the common shares entitled to vote at the Annual Meeting.

        The inspectors of election appointed for the Annual Meeting will tabulate the results of shareholder voting. Common shares represented by properly executed proxies returned to AirNet prior to the Annual Meeting will be counted toward the establishment of a quorum for the Annual Meeting even though they are marked "ABSTAIN," "AGAINST," "WITHHOLD AUTHORITY" or "EXCEPTIONS" or not at all. Broker/dealers who hold common shares in street name may, under the applicable rules of the New York Stock Exchange ("NYSE"), sign and submit proxies for such common shares and may vote such common shares on routine matters, such as the election of directors, in their discretion on behalf of their clients who have not furnished voting instructions within the required time frame before the Annual Meeting. However, broker/dealers who hold common shares in street name may not vote such common shares on the proposal to approve the AirNet Systems, Inc. 2004 Stock Incentive Plan without specific instructions from the client who owns the common shares. Proxies that are signed and submitted by broker/dealers that have not been voted as described in the previous sentence are referred to as broker non-votes. Broker non-votes count toward the establishment of a quorum for the Annual Meeting.

        AirNet's 2003 Annual Report to Shareholders, which includes AirNet's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "2003 fiscal year"), is being delivered with this Proxy Statement.

BENEFICIAL OWNERSHIP OF COMMON SHARES

        The following table furnishes information regarding the number and percentage of outstanding common shares beneficially owned by (i) each current director of AirNet; (ii) each of the nominees for election as a director; (iii) each individual named in the Summary Compensation Table; (iv) all current directors and executive officers of AirNet as a group; and (v) each person known by AirNet to own beneficially more than five percent of the outstanding common shares, in each case as of April 13, 2004 (except as otherwise noted). The address of each of the current executive officers and directors is c/o AirNet, 3939 International Gateway, Columbus, Ohio 43219.

	Amount and Nature of Beneficial Ownership(1)
Name of Beneficial Owner	Common Shares Presently Held		Common Shares Which Can Be Acquired Upon Exercise of Options Currently Exercisable or Which Will Become Exercisable Within 60 Days	Total		Percent of Class(2)
Joel E. Biggerstaff(3)	20,000	(4)	160,850	180,850		1.8%
Russell M. Gertmenian	4,500	(5)	37,200	41,700		(6)
David P. Lauer	2,000		31,200	33,200		(6)
Bruce D. Parker	0		8,800	8,800		(6)
James E. Riddle	5,000		27,200	32,200		(6)
Larry M. Glasscock, Jr.(3)	11,000		12,000	23,000		(6)
Jeffery B. Harris(3)	2,059		52,410	54,469		(6)
Craig A. Leach(3)	1,938		27,220	29,158		(6)
Stephen K. Lister(3)	774		9,940	10,714		(6)
Kendall W. Wright(3)	0		30,260	30,260		(6)
William R. Sumser(3)(7)	68,762	(8)	0	68,762		(6)
All current directors and executive officers as a group (13 individuals)(9)	127,600		443,090	570,690		5.4%
Heartland Advisors, Inc. William J. Nasgovitz 789 North Water Street Milwaukee, WI 53202	1,425,400	(10)	—	1,425,400	(10)	14.2%
Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	1,230,100	(11)	—	1,230,100	(11)	12.2%
FleetBoston Financial Corporation 100 Federal Street Boston, MA 02110	1,093,416	(12)	—	1,093,416	(12)	10.9%
FMR Corp. Edward C. Johnson 3d Abigail P. Johnson 82 Devonshire Street Boston, MA 02109	709,200	(13)	—	709,200	(13)	7.0%
Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	687,800	(14)	—	687,800	(14)	6.8%

(1)
Unless otherwise indicated, the beneficial owner has sole voting and dispositive power as to all common shares reflected in the table.

(2)
The percent of class is based upon the sum of (i) 10,063,167 common shares outstanding on April 13, 2004 and (ii) the number of common shares as to which the named person has the right to acquire beneficial ownership upon the exercise of options which are currently exercisable or which will become exercisable within 60 days of April 13, 2004.

(3)
Individual named in the Summary Compensation Table.

(4)
Of these 20,000 common shares, 5,000 common shares are held by Mr. Biggerstaff's minor children in accounts established under the Uniform Gifts to Minors Act.

(5)
Of these 4,500 common shares, 2,100 common shares are held of record by Mr. Gertmenian's wife who has sole voting and dispositive power as to the 2,100 common shares.

(6)
Represents ownership of less than 1% of the outstanding common shares.

(7)
Mr. Sumser resigned his position as Chief Financial Officer, Secretary, Treasurer and Vice President, Finance of AirNet effective August 11, 2003, but continued employment with AirNet until December 5, 2003.

(8)
Of these 68,762 common shares, 5,000 common shares are held of record by Mr. Sumser's wife who has sole voting and dispositive power as to the 5,000 common shares.

(9)
Includes the five directors identified in the table, Messrs. Glasscock, Harris, Leach, Lister and Wright and Gary W. Qualmann, Chief Financial Officer, Treasurer and Secretary, Wynn D. Peterson, Vice President, Corporate Development, and Michael J. Snyder, Vice President, Airline Operations.

(10)
Based on information contained in a Schedule 13G amendment filed with the Securities and Exchange Commission (the "SEC") on February 12, 2004, Heartland Advisors, Inc., a registered investment adviser ("HAI"), and William J. Nasgovitz, President and principal shareholder of HAI, may be deemed to have beneficially owned 1,425,400 common shares as of December 31, 2003, with shared voting power as to 1,335,400 common shares and shared dispositive power as to 1,425,400 common shares. The Heartland Value Fund, a series of the Heartland Group, Inc., a registered investment company, owns 1,000,000 of the common shares reported (or 9.9% of the outstanding common shares). The remaining common shares reported are owned by various other accounts managed by HAI on a discretionary basis. HAI may be deemed to beneficially own the common shares by virtue of its investment discretion and voting authority granted by certain clients, which may be revoked at any time. Mr. Nasgovitz may be deemed to beneficially own the common shares as a result of his ownership interest in HAI. HAI and Mr. Nasgovitz specifically disclaim beneficial ownership of the common shares reported.

(11)
Based on information contained in a Schedule 13G amendment filed with the SEC on January 27, 2004, Royce & Associates, LLC, a registered investment adviser ("Royce"), may be deemed to have beneficially owned 1,230,100 common shares as of December 31, 2003, with sole voting and dispositive power as to those common shares.

(12)
Based on information contained in a Schedule 13G amendment filed with the SEC on February 13, 2004, FleetBoston Financial Corporation ("Fleet"), the parent of Fleet National Bank, a bank, and Columbia Management Advisors, Inc., an investment adviser, may be deemed to have beneficially owned 1,093,416 common shares as of December 31, 2003, with sole voting power as to 710,816 common shares, sole dispositive power as to 1,091,016 common shares and shared dispositive power as to 2,400 common shares.

(13)
Based on information contained in a Schedule 13G filed with the SEC on February 17, 2004, each of FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson may be deemed to have beneficially owned 709,200 common shares as of December 31, 2003, with sole dispositive power as to those common shares. Fidelity Management & Research Company, 82 Devonshire Street, Boston, MA 02109 ("Fidelity"), a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, was the beneficial owner of 709,200 common shares (or 7.0% of the outstanding common shares) as a result of acting as investment adviser to various registered investment companies (the "Funds"). The ownership of one Fund, Fidelity Low Priced Stock Fund, 82 Devonshire Street, Boston, MA 02109, amounted to 709,200 common shares (or 7.0% of the outstanding common shares). Edward C. Johnson 3d, Chairman of FMR Corp., FMR Corp., through its control of Fidelity, and the Funds each has sole power to dispose of the 709,200 common shares owned by the Funds. Fidelity carries out the voting of the common shares under written guidelines established by the Funds' Boards of Trustees, and neither FMR Corp. nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the common shares owned by the Funds. Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12.0% and Abigail P. Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Abigail P. Johnson is a director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

(14)
Based on information contained in a Schedule 13G amendment filed with the SEC on February 6, 2004, Dimensional Fund Advisors Inc., a registered investment adviser ("Dimensional"), may be deemed to have beneficially owned 687,800 common shares as of December 31, 2003, all of which common shares were held in portfolios of four registered investment companies to which Dimensional furnishes investment advice and of other commingled group trusts and separate accounts for which Dimensional serves as investment manager. In its role as investment adviser and investment manager, Dimensional possesses both sole voting and sole dispositive power as to the common shares held in these portfolios. Dimensional disclaims beneficial ownership of the reported common shares.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

        There are currently five individuals serving as members of the Board, all of whose terms expire at the Annual Meeting.

        The Board has reviewed, considered and discussed each director's relationships, either directly or indirectly, with AirNet and its subsidiaries and the compensation each director receives, directly or indirectly, from AirNet and its subsidiaries in order to determine whether such director meets the independence requirements of the applicable sections of the NYSE Listed Company Manual (the "NYSE Rules") and the applicable rules and regulations of the SEC (the "SEC Rules"). The Board has determined that at least a majority of the directors qualify as independent under the NYSE Rules. The Board has determined that each of David P. Lauer, Bruce D. Parker and James E. Riddle has no relationship with AirNet either directly or indirectly, including, without limitation, any commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship, other than serving as a director and holding common shares of AirNet. Joel E. Biggerstaff and Russell M. Gertmenian do not qualify as independent under the NYSE Rules.

        Each individual elected as a director at the Annual Meeting will hold office for a new term expiring at the 2005 Annual Meeting of Shareholders and until his successor is duly elected and qualified, or until his earlier death, resignation or removal from office. The nominees of the Board are identified below. Each was recommended by the Nominating and Corporate Governance Committee. The individuals named as proxies in the form of proxy solicited by the Board intend to vote the common shares represented by the proxies received under this solicitation for the Board's nominees named below, unless otherwise instructed on the form of proxy. If any nominee who would otherwise receive the required number of votes becomes unable or unwilling to serve as a candidate for election as a director, the individuals designated to vote the proxies reserve full discretion to vote the common shares represented by the proxies they hold for the election of the remaining nominees and for the election of any substitute nominee designated by the Board upon recommendation by the Nominating and Corporate Governance Committee. The Board has no reason to believe that any of the nominees of the Board will be unavailable or unable to serve as a director if elected.

        The following information, as of April 13, 2004, concerning the age, principal occupation, other affiliations and business experience of each director during the last five years has been furnished to AirNet by such director. Except where indicated, each director has had the same principal occupation for the last five years. There are no family relationships among any of the directors and executive officers of AirNet.

Nominees Standing for Election to the Board of Directors

Joel E. Biggerstaff

        Mr. Biggerstaff, age 47, has served as AirNet's Chairman of the Board since August 2001, Chief Executive Officer since April 2000 and President since August 1999. He also served as AirNet's Chief Operating Officer from August 1999 to February 2004. He has also served as a director of AirNet since May 2000. Prior to joining AirNet, Mr. Biggerstaff served as President of the Southern Region of Corporate Express Delivery Systems, a national expedited distribution service, from February 1998 through July 1999. From September 1996 through February 1998, Mr. Biggerstaff provided transportation consulting services and prior to September 1996, he held various positions, including Regional Vice President and General Manager, with Ryder System, Inc., a company providing transportation and supply-chain management solutions.

Russell M. Gertmenian

        Mr. Gertmenian, age 56, a director of AirNet since 1996, has been a partner with Vorys, Sater, Seymour and Pease LLP since 1979 and currently serves as Vice-Chair of that firm's Executive Committee. Vorys, Sater, Seymour and Pease LLP rendered legal services to AirNet during the 2003 fiscal year and continues to do so. Mr. Gertmenian also serves as a director of Abercrombie & Fitch Co.

David P. Lauer

        Mr. Lauer, age 61, a director of AirNet since 1999, served as the President and Chief Operating Officer of Bank One, Columbus, NA from June 1997 until his retirement in January 2001. His primary responsibility with Bank One was to lead the commercial lending practice in central Ohio. Prior to that, Mr. Lauer, a Certified Public Accountant since 1968, was the Managing Partner of the Columbus office of the accounting firm

Deloitte & Touche LLP from January 1989 until he retired in June 1997. Mr. Lauer is also a director of Wendy's International, Inc., Huntington Bancshares Incorporated, R. G. Barry Corporation and Diamond Hill Investment Group, Inc.

Bruce D. Parker

        Mr. Parker, age 56, a director of AirNet since November 2002, is the Founder and President of IT Management Group, LLC, a specialty consulting group that advises and manages information technology organizations for corporations in Europe and the United States. Mr. Parker served as Executive Vice President of Sapient Corporation, a business and technology consulting firm, from December 1999 until his retirement in July 2002. From December 1997 to December 1999, Mr. Parker served as Senior Vice President and Chief Information Officer at United Airlines, Inc. From September 1994 to December 1997, Mr. Parker was Senior Vice President—Management Information Systems and Chief Information Officer at Ryder System, Inc. Mr. Parker is also a director of Sapient Corporation.

James E. Riddle

        Mr. Riddle, age 62, a director of AirNet since February 2000, has been in the growth management and consulting business since July 1999, most recently as Managing Partner of GrowthCircle Ventures, LLP, a management consulting firm, since August 2001, and as Vice Chairman of Enterasys Systems, Inc., an enterprise network provider, from August 2000 to April 2001. Previously, Mr. Riddle served from 1997 to 1999 as President and Chief Operating Officer of Norrell Services, Inc., an outsourcing information technology and staffing services company. Prior to joining Norrell, for four years, Mr. Riddle served Ryder System, Inc. in several capacities, primarily in marketing and sales, including President of Ryder International. Mr. Riddle served Xerox Corporation for 26 years in a variety of senior management positions, including Vice President of Marketing and Vice President of Field Operations for the United States operations and Vice President of Marketing and Sales for the European operations. Mr. Riddle is also a director of Danka Business Systems PLC.

Recommendation and Vote

        Under Ohio law and AirNet's Code of Regulations, the five nominees for election to the Board receiving the greatest number of votes will be elected.

        Common shares represented by properly executed and returned proxy cards will be voted FOR the election of the Board's nominees, unless authority to vote for one or more nominees is withheld. Shareholders may withhold authority to vote for the entire slate as nominated or, by marking the "EXCEPTIONS" box and writing the name of one or more nominees in the space provided on the proxy card, withhold the authority to vote for one or more nominees. Common shares as to which the authority to vote is withheld will not be counted toward the election of directors, or toward the election of the individual nominees specified on the proxy card.

        The AirNet Board recommends that shareholders vote FOR the election of all of the nominees named above.

Communications with the Board

        Although AirNet does not have a formal policy requiring members of the Board to attend annual meetings of the shareholders, AirNet encourages all incumbent directors and director nominees to attend each annual meeting of shareholders. All of the five incumbent directors attended AirNet's last annual meeting of shareholders held on May 9, 2003.

        In accordance with AirNet's Corporate Governance Guidelines and applicable NYSE Rules, the non-management directors of AirNet will meet (without management present) at regularly scheduled executive sessions at least twice per year and at such other times as the directors deem necessary or appropriate. James E. Riddle has been chosen as the lead director and will preside at all executive sessions of the non-management directors of AirNet. In addition, at least once a year, the independent directors of AirNet will meet in executive session.

        The Board believes it is important for shareholders to have a process to send communications to the Board and its individual members. Accordingly, shareholders who wish to communicate with the Board or a particular director may do so by sending a letter to such individual or individuals, in care of AirNet, to AirNet's executive offices at 3939 International Gateway, Columbus, Ohio 43219. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder—Board Communication" or "Shareholder—Director

Communication," as appropriate. All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or certain specified individual directors. Copies of all such letters will be circulated to the appropriate director or directors. In addition, shareholders may contact the directors through the Mysafeworkplace.com Hotline. The Mysafeworkplace.com Hotline can be reached at 800-461-9330 or via e-mail at www.mysafeworkplace.com. All shareholder communications through the Mysafeworkplace.com Hotline will be forwarded to the appropriate director or directors. There is no screening process in respect of shareholder communications.

Committees and Meetings of the Board

        The Board held five regularly scheduled or special meetings during the 2003 fiscal year. Each incumbent director attended at least 75% of the aggregate of the total number of meetings held by the Board during the period he served as a director, and the total number of meetings held by all Board committees on which he served, during the period he served as a committee member.

        The Board has three standing committees—the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

  Audit Committee

        The Audit Committee consists of David P. Lauer (Chair), Bruce D. Parker and James E. Riddle. The Board has determined that each member of the Audit Committee qualifies as an independent director under the applicable NYSE Rules and under SEC Rule 10A-3. The Board has also determined that David P. Lauer qualifies as an "audit committee financial expert" for purposes of Item 401(h) of SEC Regulation S-K, by virtue of his experience described on page 7. In addition to the qualification of Mr. Lauer as an "audit committee financial expert," the Board strongly believes that each member of the Audit Committee is highly qualified to discharge his duties on behalf of AirNet and its subsidiaries and satisfies the financial literacy requirement of the NYSE Rules.

        David P. Lauer currently serves on the audit committee of five public companies, including AirNet. The Board has determined that such simultaneous service will not impair his ability to serve effectively on AirNet's Audit Committee.

        The Audit Committee is organized and conducts its business pursuant to a written charter adopted by the Board on February 17, 2004, which is attached to this Proxy Statement as Appendix A. A copy of the Audit Committee's charter is also posted on the "Corporate Governance" page of AirNet's website at www.airnet.com. At least annually, the Audit Committee reviews and reassesses the adequacy of its charter and recommends any proposed changes to the full Board as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices.

        The Audit Committee's duties and responsibilities are set forth in its charter. The primary functions of the Audit Committee are to assist the Board in its oversight of: (1) the integrity of AirNet's financial statements; (2) AirNet's compliance with legal and regulatory requirements, including the legal compliance and ethics programs established by management and the Board; (3) the independent auditors' qualifications and independence; and (4) the performance of AirNet's internal audit function (which will be established by the date of the Annual Meeting in accordance with the applicable NYSE Rules) and independent auditors. The Audit Committee's specific responsibilities include: (1) overseeing AirNet's accounting and financial reporting processes on behalf of the Board; (2) appointing and retaining AirNet's independent auditors for each fiscal year and determining the terms of engagement, including the proposed fees and terms of service; (3) monitoring the independence, qualifications and performance of AirNet's independent auditors; (4) reviewing and approving in advance all audit and all permitted non-audit services; (5) reviewing the activities of the personnel performing the internal audit function and AirNet's independent auditors; (6) setting hiring policies for employees or former employees of the independent auditors; (7) preparing an annual report for inclusion in AirNet's proxy statement; (8) reviewing AirNet's accounting policies and practices; and (9) other matters required by applicable SEC Rules and NYSE Rules. Pursuant to its charter, the Audit Committee has the authority to engage and compensate such independent counsel and other advisors as the Audit Committee determines necessary to carry out its duties.

        The Audit Committee held five meetings during the 2003 fiscal year. The Audit Committee's report relating to the 2003 fiscal year begins on page 38.

  Compensation Committee

        The Compensation Committee is comprised of James E. Riddle (Chair), David P. Lauer and Bruce D. Parker. The Board has determined that each member of the Compensation Committee qualifies as an independent director under the applicable NYSE Rules, an outside director for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and a non-employee director for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee is organized and conducts its business pursuant to a written charter adopted by the Board on February 17, 2004. A copy of the Compensation Committee's charter is posted on the "Corporate Governance" page of AirNet's website at www.airnet.com. The Compensation Committee will periodically review and reassess the adequacy of its charter in consultation with the Nominating and Corporate Governance Committee and recommend changes to the full Board as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices.

        The Compensation Committee's charter sets forth the duties and responsibilities of the Compensation Committee, which include: (1) reviewing and approving the general compensation policies applicable to AirNet's Chief Executive Officer and other members of senior management; (2) determining the methods and criteria for the review and evaluation of the performance of AirNet's Chief Executive Officer and other members of senior management, including the corporate goals and objectives relevant to their respective compensation; (3) evaluating the performance of AirNet's Chief Executive Officer and other members of senior management in light of the approved corporate goals and objectives and determining and approving the compensation of each based on such evaluation; (4) reviewing and discussing with the Board and AirNet's Chief Executive Officer the organizational structure of AirNet, succession planning and development recommendations; (5) evaluating existing, and, if directed by the Board, negotiating and approving proposed employment contracts or severance arrangement between AirNet and members of senior management; (6) administering, reviewing and making recommendations to the Board regarding AirNet's incentive-compensation plans, equity-based plans and other plans in accordance with applicable laws, rules and regulations; (7) reviewing and recommending to the Board the compensation policy for the directors of AirNet who are not officers or employees of AirNet (the "Non-Employee Directors") and changes to the compensation of the Non-Employee Directors; and (8) preparing an annual report on executive compensation for inclusion in AirNet's proxy statement. Pursuant to its charter, the Compensation Committee has the authority to retain consultants to assist in the evaluation of director, Chief Executive Officer or senior management compensation and to approve the fees and other retention terms for any such consultants.

        The Compensation Committee held seven meetings during the 2003 fiscal year. The Compensation Committee's report on executive compensation for the 2003 fiscal year begins on page 20.

  Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is comprised of Bruce D. Parker (Chair), David P. Lauer and James E. Riddle. The Board has determined that each member of the Nominating and Corporate Governance Committee qualifies as an independent director under the applicable NYSE Rules. The Nominating and Corporate Governance Committee is organized and conducts its business pursuant to a written charter adopted by the Board on February 17, 2004. A copy of the Nominating and Corporate Governance Committee's charter is posted on the "Corporate Governance" page of AirNet's website at www.airnet.com. The Nominating and Corporate Governance Committee will periodically review and reassess the adequacy of its charter and recommend any proposed changes to the full Board as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving practices.

        The purpose of the Nominating and Corporate Governance Committee is to provide oversight on a broad range of issues surrounding the composition and operation of the Board. The primary responsibilities of the Nominating and Corporate Governance Committee include: (1) establishing and articulating the qualifications, desired background and selection criteria for members of the Board; (2) developing a policy with regard to the consideration of candidates for election or appointment to the Board recommended by shareholders of AirNet and procedures to be followed by shareholders in submitting such recommendations; (3) making recommendations to the full Board concerning all nominees for Board membership, including the re-election of existing Board members and the filling of any vacancies; (4) evaluating and making recommendations to the full Board concerning the number and responsibilities of Board committees and committee assignments; (5) periodically reviewing and making recommendations to the full Board regarding director compensation and stock ownership; (6) developing, recommending and periodically reviewing a set of written corporate governance principles applicable to AirNet in accordance with the applicable NYSE Rules; (7) overseeing the annual review of the effectiveness of the operation of the Board and the Board committees; and (8) considering matters related to the retirement of Board members, including consideration of a recommended retirement age. Pursuant to its charter, the Nominating and Corporate Governance Committee has the authority to retain consultants and search firms to assist in the process of identifying and evaluating director candidates and to approve the fees and other retention terms for any such consultant or search firm.

        The Nominating and Corporate Governance Committee did not meet during the 2003 fiscal year.

Nominating Procedures

        As described above, AirNet has a standing Nominating and Corporate Governance Committee that has responsibility for providing oversight on a broad range of issues surrounding the composition and operation of the Board, including identifying candidates qualified to become directors and recommending director nominees to the Board.

        When considering candidates for the Board, the Nominating and Corporate Governance Committee evaluates the entirety of each candidate's credentials and does not have specific eligibility requirements or minimum qualifications that must be met by a Nominating and Corporate Governance Committee-recommended nominee. The Nominating and Corporate Governance Committee considers those factors it considers appropriate, including judgment, skill, diversity, strength of character, experience with businesses and organizations of comparable size or scope, experience as an executive of or adviser to public and private companies, experience and skill relative to other Board members, specialized knowledge or experience, and the desirability of the candidate's membership on the Board and any committees of the Board. Depending on the current needs of the Board, the Nominating and Corporate Governance Committee may weigh certain factors more or less heavily. The Nominating and Corporate Governance Committee does, however, believe that all members of the Board should have the highest character and integrity, a reputation for working constructively with others, sufficient time to devote to Board matters and no conflict of interest that would interfere with performance as a director.

        The Nominating and Corporate Governance Committee considers candidates for the Board from any reasonable source, including shareholder recommendations, and does not evaluate candidates differently based on who has made the recommendation. As previously discussed, the Nominating and Corporate Governance Committee has the authority to retain consultants and search firms to assist in the process of identifying and evaluating director candidates and to approve the fees and other retention terms for any such consultant or search firm. No such consultant or search firm has been used to date, and, accordingly, no fees have been paid to any such consultant or search firm.

        Shareholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee by sending the recommendation to the Chair of the Nominating and Corporate Governance Committee, in care of AirNet, to AirNet's executive offices at 3939 International Gateway, Columbus, Ohio 43219. The recommendation should include the candidate's name, age, business address, residence address and principal occupation. The recommendation should also describe the qualifications, attributes, skills or other qualities possessed by the recommended director candidate. A written statement from the candidate consenting to serve as a director, if elected, should accompany any such recommendation.

        The Board, taking into account the recommendations of the Nominating and Corporate Governance Committee, selects nominees for election as directors at each annual meeting of shareholders. In addition, shareholders wishing to nominate directors for election may do so provided they comply with the nomination procedures set forth in AirNet's Code of Regulations. In order to nominate an individual for election as a director at a meeting, a shareholder must give written notice of the shareholder's intent to make such nomination. The notice must be sent to AirNet's Secretary and delivered in person or mailed and received at AirNet's principal executive offices not less than 60 days or more than 90 days prior to any meeting called for the election of directors. However, if notice or public disclosure of the date of the meeting is given or made less than 70 days prior to the meeting, the shareholder notice must be received by AirNet's Secretary not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or publicly disclosed. AirNet's Secretary will deliver any shareholder notice received in a timely manner to the Nominating and Corporate Governance Committee for review. Each shareholder notice must include the following information: (a) the name and address of the shareholder who intends to make the nomination and of the individual to be nominated; (b) a representation that the shareholder is a holder of record of common shares and intends to appear at the meeting in person or by proxy at the meeting to submit the nomination; (c) a description of any arrangement or understanding between the shareholder and the nominee or any other person providing for the nomination; and (d) any other information concerning the nominee proposed by the shareholder that must be disclosed of nominees in proxy solicitations under applicable SEC Rules. Each notice must also be accompanied by the written consent of the proposed nominee to serve if elected. No individual may be elected as a director unless he or she has been nominated by a shareholder in the manner just described or by the Board or the Nominating and Corporate Governance Committee of the Board.

Corporate Governance Guidelines

        In accordance with applicable NYSE Rules, the Board has adopted the AirNet Systems, Inc. Corporate Governance Guidelines to promote the effective functioning of the Board and its committees and to reflect the Company's commitment to the highest standards of corporate governance. The Board, with the assistance of the Nominating and Corporate Governance Committee, periodically reviews the Corporate Governance Guidelines to ensure they are in compliance with all applicable requirements. The Corporate Governance Guidelines are available on the "Corporate Governance" page of AirNet's website at www.airnet.com.

Code of Business Conduct and Ethics

        In accordance with applicable NYSE Rules and SEC Rules, the Board has adopted the AirNet Systems, Inc. Code of Business Conduct and Ethics which is available on the "Corporate Governance" page of AirNet's website at www.airnet.com.

Compensation of Directors

        Directors who are officers or employees of AirNet receive no additional compensation for serving as members of the Board or as members of Board committees. Non-Employee Directors are paid fees for their services. The quarterly fee paid for serving as a Non-Employee Director is $6,000. The fee for attending each Board meeting is $2,000. The fee for Audit Committee members is $2,000 per meeting attended, with the Chair of the Audit Committee receiving an additional $1,000 per meeting attended. The fee for Compensation Committee members and Nominating and Corporate Governance Committee members is $1,000 per meeting attended, with the Chair of each of those Committees receiving an additional $2,000 for each meeting of the Committee attended. At the February 17, 2004 Board meeting, James E. Riddle was chosen as the lead director and will receive an additional quarterly fee of $6,000 for service in that capacity. AirNet's Non-Employee Directors are reimbursed for out-of-pocket expenses incurred in connection with their service as directors, including travel expenses.

        Effective May 27, 1998, AirNet established the AirNet Systems, Inc. Director Deferred Compensation Plan (the "Director Deferred Plan"). Voluntary participation in the Director Deferred Plan enables a Non-Employee Director of AirNet to defer all or a part of his director's fees, including federal income tax thereon. Such deferred fees may be credited to (1) a cash account where the funds will earn interest at the rate prescribed in the Director Deferred Plan or (2) a stock account where the funds will be converted into a common share equivalent (determined by dividing the amount to be allocated to the Non-Employee Director's stock account by the fair market value of AirNet's common shares when the credit to the stock account is made). In his deferral election, a Non-Employee Director will elect whether distribution of the amount in his account(s) under the Director Deferred Plan is to be made in a single lump sum payment or in equal annual installments payable over a period of not more than ten years. Distributions will commence within 30 days of the earlier of (a) the date specified by a Non-Employee Director at the time a deferral election is made or (b) the date the Non-Employee Director ceases to so serve. Cash accounts will be distributed in the form of cash and stock accounts will be distributed in the form of common shares or cash, as selected by AirNet.

        Under the AirNet Systems, Inc. Amended and Restated 1996 Incentive Stock Plan (the "1996 Plan"), Non-Employee Directors have been granted options to purchase common shares. On March 7, 1997, each individual then serving as a Non-Employee Director was granted an immediately exercisable option to purchase 2,000 common shares with an exercise price equal to the fair market value of the common shares on the grant date. On August 19, 1998, each individual then serving as a Non-Employee Director was granted an option to purchase 20,000 common shares with an exercise price equal to the fair market value of the common shares on the grant date. Each option granted on August 19, 1998 became exercisable with respect to 20% of the common shares on each of the grant date and the first, second, third and fourth anniversaries of the grant date.

        Each individual newly-elected or appointed as a Non-Employee Director since August 19, 1998 has been granted an option to purchase 20,000 common shares effective on the date of his election or appointment to the

Board. In addition, on the first business day of each fiscal year of AirNet commencing January 1, 2002, each individual who was then serving as a Non-Employee Director and had served for at least one full one-year term as a Non-Employee Director, was automatically granted an option to purchase 4,000 common shares. All of these options have been granted with an exercise price per share equal to the fair market value of the common shares on the grant date. In addition, all of these options have vested and are to vest and become exercisable with respect to 20% of the common shares on each of the grant date and the first, second, third and fourth anniversaries of the grant date. While the Board has the authority to grant options to the Non-Employee Directors in addition to the non-discretionary grants described above, the Board has not done so to date.

        Each option granted to a Non-Employee Director on or after August 18, 1999, will become fully exercisable if the Non-Employee Director retires from service as an AirNet director, becomes totally disabled or dies, or upon the occurrence of specified change-in-control events. Each option granted to a Non-Employee Director has a ten-year term. If a Non-Employee Director ceases to be a member of the Board, his options must be exercised within three months (12 months in the case of a Non-Employee Director who becomes disabled or dies) after the date his service ends, subject in each case to the stated terms of the options. However, a Non-Employee Director who ceases to be a director after having been convicted of, or pled guilty or nolo contendere to, a felony immediately forfeits all of his options.

        If the AirNet Systems, Inc. 2004 Stock Incentive Plan is approved by the shareholders at the Annual Meeting, no further option grants will be made to the Non-Employee Directors under the 1996 Plan. If the 2004 Stock Incentive Plan is not approved by the shareholders, the Non-Employee Directors would continue to receive automatic option grants under the 1996 Plan and could receive discretionary grants if the Board so chose.

EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

        The following table shows, for the last three fiscal years, the cash compensation and other benefits paid or provided by AirNet to its Chief Executive Officer and the other named individuals.

SUMMARY COMPENSATION TABLE

						Long-Term Compensation
						Awards
		Annual Compensation
Name and Principal Position during 2003	Fiscal Year					Common Shares Underlying Options (#)	All Other Compensation ($)
		Salary ($)		Bonus ($)
Joel E. Biggerstaff Chairman of the Board, Chief Executive Officer and President	2003 2002 2001	$ $ $	325,000 321,154 299,654	$ $	45,500 — 144,000	8,500 20,000 43,600	$ $ $	8,462 8,060 5,330	(1)
Jeffery B. Harris Senior Vice President, Bank Services	2003 2002 2001	$ $ $	230,000 230,000 224,970	$ $	25,000 — 60,996	5,000 8,000 17,600	$ $ $	5,162 6,145 4,349	(1)
William R. Sumser Chief Financial Officer, Secretary, Treasurer and Vice President, Finance(2)	2003 2002 2001	$ $ $	230,000 230,000 223,288	$	— — 56,810	4,500 7,400 21,500	$ $ $	283,146 9,280 7,391	(1)
Kendall W. Wright Vice President, Operations	2003 2002 2001	$ $ $	210,000 210,000 208,788	$ $	7,000 — 44,520	3,000 5,900 12,400	$ $ $	7,252 10,518 6,429	(1)
Larry M. Glasscock, Jr. Senior Vice President, Express Services(3)	2003 2002 2001		$190,192 — —		$30,000 — —	20,000 — —		— — —
Stephen K. Lister Vice President, Aviation Services	2003 2002 2001	$ $ $	160,000 156,923 137,924	$ $	7,000 — 33,600	3,000 4,500 6,300	$ $ $	6,669 7,444 4,763	(1)
Craig A. Leach Vice President, Information Systems	2003 2002 2001	$ $ $	150,000 148,462 140,191	$ $	5,000 — 29,400	3,000 3,900 10,600	$ $ $	4,500 4,125 3,964	(1)

(1)
"All Other Compensation" for the 2003 fiscal year includes: (a) employer matching contributions in the amounts of $6,000, $3,450, $4,511, $2,908, $4,800 and $4,500 allocated to their accounts under the AirNet Systems, Inc. Retirement Savings Plan on behalf of Messrs. Biggerstaff, Harris, Sumser, Wright, Lister and Leach, respectively; (b) reimbursements in the amounts of $2,462, $1,712, $3,635, $4,344, $1,869 and $0 related to life insurance premium payments made by Messrs. Biggerstaff, Harris, Sumser, Wright, Lister and Leach, respectively; and (c) for Mr. Sumser, the amount of $275,000 which has been accrued and is to be paid in accordance with the terms of Mr. Sumser's employment agreement as a result of the termination of his employment with AirNet, as described below under "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

(2)
Mr. Sumser resigned his position as Chief Financial Officer, Secretary, Treasurer and Vice President, Finance of AirNet effective August 11, 2003, but continued employment with AirNet until December 5, 2003.

(3)
Mr. Glasscock became an executive officer of AirNet on February 17, 2004.

Grants of Options

        The following table summarizes information concerning options granted to the named individuals under the 1996 Plan during the 2003 fiscal year. AirNet has never granted stock appreciation rights.

OPTION GRANTS IN LAST FISCAL YEAR

							Potential Realizable Value at Assumed Annual Rates of Share Price Appreciation for Option Term(2)
	Number of Common Shares Underlying Options Granted (#)(1)		% of Total Options Granted to Employees in Fiscal Year
Name				Exercise Price ($/Share)	Expiration Date
							5% ($)	10% ($)
Joel E. Biggerstaff	8,500		6.4%	$4.95	1/24/13		$26,461	$67,057
Jeffery B. Harris	5,000		3.8%	$4.95	1/24/13		$15,565	$39,445
William R. Sumser	4,500	(3)	3.4%	$4.95	3/5/04	(3)	$14,009	$35,501
Kendall W. Wright	3,000		2.3%	$4.95	1/24/13		$9,339	$23,667
Larry M. Glasscock, Jr.	20,000		15.2%	$4.51	2/3/13		$56,726	$143,756
Stephen K. Lister	3,000		2.3%	$4.95	1/24/13		$9,339	$23,667
Craig A. Leach	3,000		2.3%	$4.95	1/24/13		$9,339	$23,667

(1)
The options shown for Messrs. Biggerstaff, Harris, Sumser, Wright, Lister and Leach were granted on January 24, 2003 and the options shown for Mr. Glasscock were granted on February 3, 2003. All of the options granted were incentive stock options. Each option vested as to 20% of the common shares on each of the grant date and the first anniversary of the grant date and will vest as to 20% of the common shares on each of the second, third and fourth anniversaries of the grant date. At the discretion of the Compensation Committee, the options may have stock-for-stock exercise and tax withholding features. If AirNet merges with another entity and AirNet is not the survivor in the merger, or if all or substantially all of AirNet's assets or stock is acquired by another entity, each option which has not expired, been cancelled or been exercised prior to the effective date of such event, will immediately vest and become exercisable in full. If the employment of the option holder is terminated by reason of death or total disability, the vested portion of the option may be exercised for a period of 12 months, subject to its stated term. If the employment of the option holder is terminated for any other reason, the vested portion of the option may be exercised for a period of three months, subject to its stated term.

(2)
The dollar amounts reflected in this table are the result of calculations at the 5% and 10% annual appreciation rates set by the SEC for illustrative purposes, and assume the options are held until their respective expiration dates. These dollar amounts are not intended to forecast future performance or possible future appreciation in the price of AirNet's common shares. Shareholders are, therefore, cautioned against drawing any conclusions from the appreciation data shown, aside from the fact that the option holders will only realize value from the option grants shown if the price of AirNet's common shares appreciates, which benefits all shareholders commensurately.

(3)
Mr. Sumser's options expired on March 5, 2004, following his termination of employment effective December 5, 2003

Option Exercises and Holdings

        The following table summarizes information concerning unexercised options held as of December 31, 2003 by each of the named individuals. None of these individuals exercised options during the 2003 fiscal year.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of Common Shares Underlying Unexercised Options at Fiscal Year-End (#)
					Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (1)
Name	Number of Common Shares Underlying Options Exercised (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Joel E. Biggerstaff	—	N/A	136,430	38,240	—	—
Jeffery B. Harris	—	N/A	41,570	16,560	—	—
William R. Sumser	—	N/A	31,640	17,360	—	—
Kendall W. Wright	—	N/A	25,280	11,620	—	—
Larry M. Glasscock, Jr.	—	N/A	4,000	16,000	—	—
Stephen K. Lister	—	N/A	6,980	4,820	—	—
Craig A. Leach	—	N/A	21,820	9,380	—	—

(1)
"Value of Unexercised In-the-Money Options at Fiscal Year-End" is calculated on the basis of the number of common shares subject to each option, multiplied by the excess of the fair market value of AirNet's common shares on December 31, 2003 ($3.75), over the exercise price of the option. None of the options held by the named individuals were in-the-money on December 31, 2003.

Equity Compensation Plan Information

        AirNet has two equity compensation plans under which common shares may be issued to eligible officers, directors or employees of AirNet and its subsidiaries in exchange for consideration in the form of goods or services: the 1996 Plan and the Director Deferred Plan. The 1996 Plan has been approved by the shareholders of AirNet, while the Director Deferred Plan has not.

        The following table shows for the 1996 Plan, as of December 31, 2003, the number of common shares issuable upon exercise of outstanding options and outstanding rights to purchase granted pursuant to the Associate Stock Purchase Program portion of the 1996 Plan (the "1996 Associate Stock Purchase Program"), the weighted average exercise price of outstanding options and the number of common shares remaining available for future issuance, excluding common shares issuable upon exercise of outstanding options and rights to purchase. The following table also shows comparable information, as of December 31, 2003, for the Director Deferred Plan.

Plan Category	Number of common shares to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of common shares remaining available for future issuance under equity compensation plans (excluding common shares reflected in column(a)) (c)
Equity compensation plans approved by shareholders	1,022,000	(1)	$8.52	(2)	437,579	(3)
Equity compensation plans not approved by shareholders	—	(4)	n/a	(5)	—	(6)
Total	1,022,000		$8.52		437,579

(1)
Includes 1,014,000 common shares issuable upon exercise of options granted under the 1996 Plan and 8,000 common shares subject to outstanding rights to purchase granted pursuant to the 1996 Associate Stock Purchase Program.

(2)
Represents the weighted-average exercise price of outstanding options. Rights to purchase common shares under the 1996 Associate Stock Purchase Program are priced based on 85% of the lower of the closing market price of AirNet's common shares on the first day of the offering period or the closing market price on the last day of the offering period. All of the 8,000 rights to purchase common shares outstanding as of

  December 31, 2003 under the 1996 Associate Stock Purchase Program were exercised on January 22, 2004 at a price of $3.18 per share.

(3)
Of the 437,579 common shares remaining available for issuance under the 1996 Plan, 51,549 common shares are reserved for issuance under the 1996 Associate Stock Purchase Program.

(4)
Reflects the common share equivalents attributable to Non-Employee Directors' stock accounts under the Director Deferred Plan. As of December 31, 2003, none of the Non-Employee Directors were participating in the Director Deferred Plan.

(5)
Please see the description of the Director Deferred Plan under "ELECTION OF DIRECTORS—Compensation of Directors" on page 13.

(6)
The number of common share equivalents attributable to participants' accounts under the Director Deferred Plan will depend upon the number of Non-Employee Directors electing to defer their fees, the amount deferred by each Non-Employee Director and whether the deferred fees are allocated to a stock account or a cash account under the Director Deferred Plan. The Director Deferred Plan does not specify a limit as to the number of common shares which may be issued thereunder.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

        Each of Joel E. Biggerstaff, Chairman of the Board, Chief Executive Officer and President, and Jeffery B. Harris, Senior Vice President, Bank Services, is party to an employment agreement with AirNet, effective as of March 1, 2001. Each employment agreement provides for a one-year term, which has been and will be automatically renewed for successive one-year periods unless either party gives notice to the other of non-renewal. Messrs. Biggerstaff and Harris were entitled to receive initial annual base salaries of $300,000 and $230,000, respectively, which may be adjusted upward or downward on an annual basis by the Compensation Committee based on its review of each individual's performance. Each individual is entitled to participate in any bonus plan which AirNet may establish and in the 1996 Plan, in each case at levels determined by the Compensation Committee, as well as to receive those fringe benefits provided by AirNet to its actively employed senior executives.

        If the named individual's employment is terminated by AirNet without "cause" (as defined in his employment agreement) or by the executive officer for "good reason" (as defined in the employment agreement), he will be entitled to have his base salary and fringe benefits (other than under the 1996 Plan) continued at the level then in effect for a period of 24 months (in the case of Mr. Biggerstaff) or 12 months (in the case of Mr. Harris, with group medical insurance continuing for 18 months). These periods are extended to 36 months and 18 months, respectively, if the termination occurs on or after a "change in control" (as defined in each employment agreement). Each individual would also be entitled to receive a single lump sum payment equal to the pro-rata portion (based on days employed during the fiscal year in which employment terminated) of any non-discretionary bonus payable based on employment throughout the fiscal year, become fully vested in all employee benefit programs (other than the Retirement Savings Plan, in which his interest would vest according to the Retirement Savings Plan's terms) and receive a lump sum payment equal to his non-vested interest in the Retirement Savings Plan to the extent forfeited upon termination of employment. Each employment agreement also provides for the continuation of salary and fringe benefits (other than under the 1996 Plan) for a period of time following a disability.

        Each employment agreement contains confidentiality and noncompetition provisions which prevent the named individual from disclosing confidential information about AirNet and from competing with AirNet during his employment therewith and for an additional two years (in the case of Mr. Biggerstaff) or one year (in the case of Mr. Harris) thereafter.

        William R. Sumser, former Chief Financial Officer, Secretary, Treasurer and Vice President, Finance of AirNet, was also party to an employment agreement with AirNet, the terms of which were the same as those of Mr. Harris' employment agreement. Mr. Sumser resigned his positions as an executive officer of AirNet effective August 11, 2003, but continued employment with AirNet until December 5, 2003. Pursuant to the terms of his employment agreement, Mr. Sumser will have his base salary and fringe benefits (other than options granted under the 1996 Plan) continued at the level in effect at December 5, 2003 for a period of 12 months and his group health, dental and vision insurance continued for a period of 18 months. AirNet accrued the amount of $275,000 during the 2003 fiscal year in respect of the payments to be made to Mr. Sumser following the termination of his employment. Following his termination of employment, Mr. Sumser had three months to exercise his vested options covering 31,640 common shares. He exercised options covering 21,500 common shares in February and March 2004. Pursuant to the terms of his employment agreement, Mr. Sumser is to refrain from disclosing confidential information about AirNet and from competing with AirNet for one year following the termination of his employment.

Performance Graph

        The following line graph compares the yearly percentage change in the cumulative total shareholder return on AirNet's common shares with the cumulative return of the Russell 2000 and of the Dow Jones Combined Transportation Index (the "Transportation Index"), in each case for the period from December 31, 1998 to December 31, 2003. The comparison assumes $100 was invested on December 31, 1998 in AirNet common shares and in each of the foregoing indices and assumes reinvestment of dividends.

Report of the Compensation Committee on Executive Compensation

Role of the Compensation Committee

        The Compensation Committee is comprised of three directors who qualify as independent under the applicable NYSE Rules. The Compensation Committee operates under a written charter adopted by the Board. The Compensation Committee is responsible, among other duties, for setting and administering the policies which govern executive compensation.

Compensation Philosophy

        AirNet has developed a compensation philosophy and compensation programs designed to enable AirNet to attract, motivate and retain excellent executive talent. Compensation is earned based on performance consistent with the expectations defined by AirNet's leadership practices and measurable objectives which support AirNet's corporate goals and business and financial metrics. To accomplish these corporate goals, AirNet uses a combination of programs to offer a balance between short-term and long-term incentives. Components of these programs include:

  •
  base salary based on the strategic importance to AirNet of the executive officer's job functions, the individual's performance in his position, and a comparison of industry compensation practices;

  •
  a variable incentive bonus component based on performance in respect of business and financial metrics; and

  •
  long-term incentive compensation, including options and restricted stock grants (if the 2004 Stock Incentive Plan is approved), to retain key talent and align the interest of the executive officers with those of AirNet's shareholders.

        In 2003, the Compensation Committee retained a compensation consultant to prepare an executive compensation and benchmarking study to help assess overall executive compensation. The compensation consultant assisted AirNet in evaluating its compensation philosophy by:

  •
  comparing the compensation of AirNet's executive officers to that of executives in comparable positions at various "peer" companies (which may not include all of the companies included in the Transportation Index used for comparison purposes in the performance graph on page 20) and other compensation survey data; and

  •
  recommending modifications to the long-term incentive compensation plan to allow for incentive awards which are based on the satisfaction of multiple-year performance goals tied to profitability and revenue growth as AirNet transitions from a specialty air carrier with approximately 69% of its revenues in 2003 generated by services to the banking industry to a company providing premium aviation services to a diverse customer base.

Base Salary

        Base salaries for executive officers are set so as to reflect the duties and levels of responsibilities inherent in each position and to reflect the quality of performance. Salaries are reviewed annually and may be adjusted based on individual performance, level of experience, business unit performance and industry analysis and comparisons. In comparing the executive officers' base salaries against the benchmarking data in the 2003 study by the compensation consultant, no changes to base salaries were made in 2003 and new executive officers' base salaries were set based on studies of comparable positions at the "peer" companies.

        Effective March 1, 2001, AirNet entered into employment agreements with Messrs. Biggerstaff, Sumser and Harris. Each employment agreement provides for an initial term of one year, which is to be automatically renewed for successive one-year periods unless either party gives notice to the other of non-renewal. These employment agreements provide for an initial base salary, which may be adjusted upward or downward on an annual basis by the Compensation Committee based on its review of the executive officer's performance. The initial base salaries were established based on information from an executive compensation consultant. No changes in base salaries associated with these employment agreements were made in 2003. Mr. Sumser resigned his position as an executive officer of AirNet effective August 11, 2003, but continued employment with AirNet until December 5, 2003.

Incentive Compensation

        Incentive compensation is awarded to executive officers at the discretion of the Compensation Committee. In awarding incentive compensation for the 2003 fiscal year to the executive officers, the Compensation Committee considered AirNet's full year financial results compared to the plan established at the beginning of the fiscal year. The Compensation Committee also considered the level of accomplishment of personal goals established for each of the executive officers at the beginning of the fiscal year or upon the commencement of his employment with AirNet, if after the beginning of the fiscal year.

Equity Compensation

        AirNet has granted options under its 1996 Plan to attract and retain key personnel and directors of AirNet and to enhance their interest in AirNet's continued success. During 2003, the Compensation Committee granted options to all of the executive officers. These grants were based upon the Compensation Committee's subjective analyses of each executive officer's function, performance and value to AirNet, with no specific weighting given to any one factor.

        As recommended by the compensation consultant, AirNet is seeking the approval by the shareholders of the 2004 Stock Incentive Plan, which will provide the Compensation Committee with the ability to grant to executive officers and other key personnel of AirNet not only options and stock appreciation rights but also restricted stock, performance shares and performance units with vesting tied to the satisfaction of performance goals designed to provide multiple-year incentives as AirNet transforms from a significantly bank-based business to a company with a diverse customer base. While the Compensation Committee intends to grant primarily options and restricted stock to employees, the flexibility in the types of awards available under the proposed 2004 Stock Incentive Plan will allow AirNet and the Compensation Committee to choose the form of long-term incentive most appropriate to each individual circumstance and most likely to benefit AirNet and its shareholders.

CEO Compensation

        As discussed above, Mr. Biggerstaff is party to an employment agreement with AirNet under which his base salary may be adjusted upward or downward on an annual basis by the Compensation Committee. The Compensation Committee subjectively evaluated Mr. Biggerstaff's individual performance and AirNet's performance in light of the benchmarking data in the 2003 study by the compensation consultant and determined not to change Mr. Biggerstaff's base salary for 2003 from the $325,000 level set in early 2002.

        After considering AirNet's financial results for the 2003 fiscal year compared to the plan established at the beginning of the fiscal year and Mr. Biggerstaff's individual performance relative to the personal goals established at the beginning of the fiscal year, the Compensation Committee awarded Mr. Biggerstaff incentive compensation for the 2003 fiscal year in the amount of $45,500.

        During 2003, Mr. Biggerstaff received an option grant covering 8,500 common shares that vests as to 20% of the common shares on each of the grant date and the first, second, third and fourth anniversaries of the grant date. This grant was based upon the Compensation Committee's subjective analysis of Mr. Biggerstaff's function, performance and value to AirNet, with no specific weighting given to any one factor.

Section 162(m) Compliance

        Section 162(m) of the Internal Revenue Code generally prohibits AirNet from deducting non-performance-based compensation in excess of $1,000,000 per taxable year paid to the Chief Executive Officer and the other four most highly compensated executive officers serving as such at the end of the year. AirNet may continue to deduct compensation paid to these covered employees in excess of $1,000,000 if the payment of that compensation qualifies for an exception, including an exception for certain "performance-based" compensation.

        The Compensation Committee believes that Section 162(m) should not cause AirNet to be denied a deduction for 2003 compensation paid to the executive officers of AirNet. The Compensation Committee will continue to work to structure components of its executive compensation package to achieve maximum deductibility under Section 162(m) while at the same time considering the goals of its executive compensation philosophy.

  Submitted by the Compensation Committee of the Board of Directors:

    James E. Riddle, Chair
    David P. Lauer
    Bruce D. Parker

PROPOSAL NUMBER 2

APPROVAL OF AIRNET SYSTEMS, INC. 2004 STOCK INCENTIVE PLAN

General

        On April 22, 2004, upon recommendation by the Compensation Committee, the Board adopted, subject to approval by the shareholders, the AirNet Systems, Inc. 2004 Stock Incentive Plan (the "2004 Plan") for employees of AirNet and its subsidiaries and Non-Employee Directors of AirNet. The 2004 Plan authorizes the granting of (i) incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code, (ii) non-qualified (i.e., nonstatutory) stock options ("NSOs"), (iii) performance shares to be paid in common shares, (iv) performance units to be paid in cash, (v) restricted stock and (vi) stock appreciation rights ("SARs") (ISOs, NSOs, performance shares, performance units, restricted stock and SARs are referred to collectively as the "2004 Plan Awards"). In addition, the 2004 Plan provides for the granting of options to purchase common shares ("2004 Plan Rights to Purchase") through payroll deduction by employees of AirNet or one of its subsidiaries (the "2004 Stock Purchase Program").

        The purposes of the 2004 Plan are to foster the long-term financial success of AirNet, increase shareholder value by providing participants in the 2004 Plan with an opportunity to acquire or increase their ownership interest in AirNet, and attract and retain the services of outstanding individuals upon whose judgment, interest and special efforts the successful conduct of AirNet's business is largely dependent.

        The Board believes it is desirable to have equity-based compensation available under a long-term compensation plan to be used to recruit new individuals as employees and directors and for incentive purposes, where necessary. While it is contemplated that primarily options and restricted stock will be granted to employees and Non-Employee Directors under the 2004 Plan, common shares would also be available for other types of awards to employees, allowing AirNet to choose the form of award most appropriate to the goal of incenting multiple-year performance. The 2004 Plan should address the need for equity-based incentive compensation for a number of years.

        AirNet also maintains the 1996 Plan. If the 2004 Plan is approved by AirNet's shareholders, no further grants will be made under the 1996 Plan. As of April 13, 2004, options covering 1,198,470 common shares remained outstanding under the 1996 Plan and 33,530 common shares were subject to outstanding rights to purchase (the "1996 Plan Rights to Purchase") under the 1996 Associate Stock Purchase Program, leaving 235,060 common shares available for new awards under the 1996 Plan and/or purchase under the 1996 Associate Stock Purchase Program. The following table provides certain information in respect of the options outstanding as of April 13, 2004. As of April 13, 2004, 454,400 common shares were covered by options with exercise prices which were less than the fair market value of AirNet's common shares on that date.

Expiration Date	Number of Common Shares Subject to Outstanding Options	% of Outstanding Options	Weighted-Average Exercise Price
2004	0	—	—
2005	0	—	—
2006	112,900	9.4%	$14.25
2007	75,300	6.3%	$15.18
2008	49,000	4.1%	$19.00
2009	244,200	20.4%	$9.68
2010	115,270	9.6%	$5.60
2011	172,900	14.4%	$4.38
2012	98,400	8.2%	$7.73
2013	124,500	10.4%	$4.35
2014	206,000	17.2%	$4.11

Total	1,198,470	100.0%	$8.01

        Under the terms of the 1996 Plan, no options, 1996 Plan Rights to Purchase or other awards may be granted to employees or Non-Employee Directors after May 1, 2006. Options covering 481,400 common shares have exercise prices greater than $9.40 (twice the $4.70 fair market value of AirNet's common shares on April 13,

2004). AirNet believes that the effectiveness of the incentive provided by those options with exercise prices significantly greater than the current fair market value of the underlying common shares, is limited.

        As of the date of this Proxy Statement, other than the automatic grant of NSOs to Non-Employee Directors of AirNet described below under "Summary of Operation of the 2004 Plan—NSOs for Non-Employee Directors," no determination has been made regarding the identity of the individuals to whom 2004 Plan Awards may be granted or the kinds of 2004 Plan Awards or numbers of common shares to be subject to 2004 Plan Awards that will be granted to participants, although it is anticipated that the awards granted to employees will consist primarily of options and restricted stock. Additionally, AirNet is unable to determine the employees who will participate in the 2004 Stock Purchase Program or the number of common shares employees participating in that Program will elect to purchase.

        AirNet estimates that, as of April 13, 2004, approximately 870 employees of AirNet and its subsidiaries would be eligible to receive 2004 Plan Awards and/or participate in the 2004 Stock Purchase Program, including the current executive officers named in the Summary Compensation Table. The table included under "EXECUTIVE COMPENSATION—Grants of Options" at page 16 shows the options granted under the 1996 Plan to the named individuals during the 2003 fiscal year. During the 2003 fiscal year, (a) options covering an aggregate of 16,000 common shares were granted to the four current Non-Employee Directors of AirNet as a group, with each of Messrs. Gertmenian, Lauer, Parker and Riddle receiving an option covering 4,000 common shares; (b) options covering an aggregate of 41,000 common shares were granted to current executive officers of AirNet as a group; and (c) options covering an aggregate of 91,000 common shares were granted to all employees, including current officers who are not executive officers of AirNet, as a group, in each case under the 1996 Plan. Because 2004 Plan Awards will be granted to employees by the Compensation Committee based on a subjective determination of the relative current and future contribution that each employee has made or may make to the long-term welfare of AirNet and its subsidiaries, past option grants may not be reflective of future awards to employees under the 2004 Plan. The Non-Employee Directors of AirNet (currently four individuals) would continue to receive automatic grants of NSOs based on the same formula as for the NSO grants currently made to them under the 1996 Plan and would be eligible to receive discretionary grants of NSOs or restricted stock if the Board so chose. A total of 56,641 common shares were purchased under the 1996 Associate Stock Purchase Program during the 2003 fiscal year. Because participation in that Program is voluntary, past purchases by employees may not be reflective of purchases to be made in the future under the 2004 Stock Purchase Program.

        The following is a brief summary of the material features of the 2004 Plan. This summary is qualified in its entirety by reference to the full text of the 2004 Plan, a copy of which is attached to this Proxy Statement as Appendix B.

Summary of Operation of the 2004 Plan

Administration of the 2004 Plan

        The Compensation Committee will administer the 2004 Plan as it relates to 2004 Plan Awards made to employees and will have the authority to determine, among other things, the employees to whom 2004 Plan Awards will be granted, the type of 2004 Plan Awards to be granted to employees and the terms and conditions of those 2004 Plan Awards. The Compensation Committee will also have the authority to establish administrative rules and regulations regarding the terms of each offering under the 2004 Stock Purchase Program. The Compensation Committee is to be comprised of not less than three members of the Board who are (a) "outside directors" within the meaning of the Treasury regulations under Section 162(m) of the Internal Revenue Code, (b) "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, and (c) "independent directors" for purposes of the applicable NYSE Rules. The Board will administer the 2004 Plan as it relates to NSOs or restricted stock awards granted to Non-Employee Directors.

Common Shares Available for Delivery

        Subject to adjustment as described below under "Adjustments Upon Changes in Capitalization," there will be 1,000,000 common shares available for delivery under the 2004 Plan. The common shares to be delivered under the 2004 Plan may be either authorized but unissued common shares or treasury shares. If any 2004 Plan Award or 2004 Plan Right to Purchase is cancelled, terminated or otherwise settled without the payment of cash or the issuance of any common shares, the common shares subject to that 2004 Plan Award or 2004 Plan Right to Purchase will be available for future grants under the 2004 Plan. Any performance shares or restricted stock issued under the 2004 Plan which is subsequently forfeited under the terms of the 2004 Plan will be forfeited to and acquired by AirNet as treasury shares and available for future grants under the 2004 Plan.

Options for Employees

        ISOs and NSOs (together, "options") may be granted to employees under the 2004 Plan. Options may be granted for terms of up to, but not exceeding, ten years from the date of grant. However, an ISO granted to an employee who owns common shares possessing more than 10% of the voting power of AirNet will not be exercisable more than five years after the grant date. No employee may be granted ISOs under the 2004 Plan if the grant would cause the aggregate fair market value (determined as of the date an ISO is granted) of the common shares with respect to which all ISOs held by the employee (whether granted under the 2004 Plan or another plan maintained by AirNet or one of its subsidiaries) are exercisable for the first time during any calendar year to exceed $100,000. In addition, during the period in which the 2004 Plan remains in effect, no employee may, in any one year, be granted options affecting more than 200,000 common shares, subject to adjustment for changes in capitalization as described below in "Adjustments Upon Changes in Capitalization". The Compensation Committee in its discretion may accelerate the exercisability of options granted to employees.

NSOs for Non-Employee Directors

        Each individual newly-elected or appointed as a Non-Employee Director of AirNet after the Annual Meeting will be granted an NSO to purchase 20,000 common shares effective on the date of the Non-Employee Director's election or appointment to the Board. In addition, on the first business day of each fiscal year of AirNet, each individual who is then serving as a Non-Employee Director and has served for at least one full one-year term as a Non-Employee Director, will automatically be granted an NSO to purchase 4,000 common shares. All of these Non-Employee Director NSOs will vest and become exercisable with respect to 20% of the common shares on each of the grant date and the first, second, third and fourth anniversaries of the grant date. The Board will also have authority to grant NSOs to Non-Employee Directors in addition to the non-discretionary grants described above. The Board will determine the date of grant of each discretionary NSO, the number of common shares covered by each discretionary NSO and the date or dates when each discretionary NSO becomes exercisable. During the period in which the 2004 Plan remains in effect, no Non-Employee Director may, in any one year, be granted NSOs affecting more than 200,000 common shares, subject to adjustment for changes in capitalization as described below in "Adjustments Upon Changes in Capitalization."

Exercise Price of Options

        The exercise price of each option granted to an employee will be specified by the Compensation Committee in the award agreement. For ISOs, the exercise price must be at least the fair market value of the underlying common shares on the grant date. However, an ISO granted to an employee who owns common shares possessing more than 10% of the voting power of AirNet will have an exercise price of at least 110% of the fair market value of the underlying common shares on the grant date. The exercise price of NSOs granted to Non-Employee Directors will be equal to the fair market value of the underlying common shares on the grant date. For purposes of the 2004 Plan, the fair market value of a common share on a particular date will be the closing sale price as shown on NYSE on that date. As previously noted, the fair market value of the AirNet common shares on April 13, 2004 was $4.70.

Payment of Exercise Price

        Unless otherwise specified in the award agreement, payment of the exercise price of an option must be made in cash. However, in its discretion, the Compensation Committee (in respect of options granted to employees) or the Board (in respect of NSOs granted to Non-Employee Directors) may develop other procedures to permit option holders to pay the exercise price, including by tendering common shares, already owned for at least six months before the exercise date, having a fair market value equal to the exercise price. AirNet will make appropriate arrangements for the satisfaction of all tax withholding requirements applicable to the exercise of each option. If an employee has not remitted to AirNet the amount required to satisfy those tax withholding requirements, AirNet may withhold from the value of the option any amount necessary to comply with those requirements. The Compensation Committee may elect, in its sole discretion, to permit an employee to pay applicable taxes by cash or personal check, by having common shares otherwise issuable under the 2004 Plan withheld by AirNet, by surrendering previously acquired common shares owned for at least six months or by a combination thereof.

Restricted Stock

        Restricted stock awards consist of common shares granted by the Compensation Committee to eligible employees or by the Board to Non-Employee Directors without payment therefor, as additional compensation for services to AirNet or one of its subsidiaries. During the period in which the 2004 Plan remains in effect, no employee or Non-Employee Director may, in any one year, be granted restricted stock awards affecting more than 200,000 common shares, subject to adjustment for changes in capitalization as described below in "Adjustments Upon Changes in Capitalization". The Compensation Committee, in the case of restricted stock awards granted to employees, or the Board, in the case of restricted stock awards granted to Non-Employee Directors, will include in the award agreement the restrictions applicable to the restricted stock, which may be either time-based or subject to the performance goals described below in "Performance Shares and Performance Units," or both. The Compensation Committee or the Board, as appropriate, will establish the restriction period over which it will be determined if the conditions, including any performance goals, placed on the restricted stock have been satisfied. If the conditions for vesting of the restricted stock are solely time-based, the restriction period must be at least five years in duration. Restricted stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated during the restriction period. Subject to such other restrictions as may be imposed by the Compensation Committee or the Board, as appropriate, the common shares covered by a restricted stock award will normally be held by AirNet in escrow during the restriction period, but may, if the restricted stock is not subject to performance goals, instead be issued to the employee or the Non-Employee Director receiving the award with a legend on the share certificate evidencing the applicable restrictions. If all restrictions have been met by the end of the restriction period, the common shares will be released from escrow (or any restrictive legends placed on the certificate removed) after the restriction period. If the restrictions have not been satisfied, the restricted stock will be forfeited and the underlying common shares will again become available for awards under the 2004 Plan.

        During the restriction period, the employee or the Non-Employee Director to whom the restricted stock award is made may exercise full voting rights associated with the restricted stock and any dividends or other distributions paid on the restricted stock will be held in escrow for the employee or the Non-Employee Director by AirNet. At the end of the applicable restriction period, any such dividends or distributions will be forfeited or distributed as discussed above for the restricted stock to which they relate.

Performance Shares and Performance Units

        The Compensation Committee may also grant performance shares and performance units to employees based on the employees' performance and overall contribution to preserve and increase AirNet's value. During the period in which the 2004 Plan remains in effect, no employee may, in any one year, be granted performance share awards or performance unit awards affecting in either case more than 200,000 common shares, subject to adjustment for changes in capitalization as described below in "Adjustments Upon Changes in Capitalization." The Compensation Committee may establish performance goals for an employee for a particular performance period based upon the following factors: (a) increasing revenues; (b) developing new services and lines of revenue; (c) reducing operating expenses; (d) increasing customer satisfaction; (e) developing new markets and increasing AirNet's share of existing markets; (f) developing and managing relationships with regulatory and other governmental agencies; (g) managing cash, accounts receivable, accounts payable and other current assets and current liabilities; (h) managing claims against AirNet, including litigation; (i) identifying and completing strategic acquisitions; (j) increasing AirNet's book value; (k) increasing AirNet's return on shareholders' equity; (l) increasing AirNet's return on capital; (m) increasing AirNet's return on assets; (n) increasing AirNet's cash flows from operating activities; (o) increasing AirNet's net income; and (p) increasing AirNet's net income per share. Any such goals must be established and communicated to the affected employee no later than 90 days after the beginning of the applicable performance period. The Compensation Committee will adjust performance goals to reflect any substantive changes in an employee's job description or assigned duties and responsibilities and, to the extent any performance goal is based on the common shares of AirNet, to reflect any changes in the capitalization of AirNet.

        At the end of the performance period, the extent to which the employee has met his or her performance goals will be assessed and performance shares or performance units will be either (i) forfeited, to the extent the performance goals have not been met, or (ii) valued and distributed, in a lump sum payment in the form of cash, in respect of performance units, or common shares, in respect of performance shares, to the extent the applicable performance goals have been met. Unless the award agreement specifies otherwise, during the performance period, employees may exercise full voting rights associated with their performance shares, and any dividends or other distributions pertaining to the performance shares will be held by AirNet in escrow. At the end of the performance period, any such dividends or distributions will be either distributed or forfeited as discussed above for the performance shares to which they relate.

Stock Appreciation Rights

        The Compensation Committee may, in its discretion, grant an SAR to an employee. SARs may be granted either alone or affiliated with or in tandem with any option granted under the 2004 Plan. In its discretion, the Compensation Committee may provide for the payment of a tandem or freestanding SAR in cash, common shares or a combination of both. During the period in which the 2004 Plan remains in effect, no employee may, in any one year, be granted SARs affecting more than 200,000 common shares, subject to adjustment for changes in capitalization as described below in "Adjustments Upon Changes in Capitalization."

        Upon the exercise of an SAR granted in tandem with an option, the option to which the SAR relates (or the corresponding portion thereof) will be forfeited upon payment of the exercised SAR. A tandem SAR will expire, unless previously exercised, no later than the date the related option expires. The exercise price of a tandem SAR may not be less than the exercise price of the related option (or portion thereof) surrendered by the employee, and the value of the payout for the tandem SAR will not be more than 100% of the difference between the exercise price of the related option and the fair market value of the common shares subject to the related option at the time the SAR is exercised. A tandem SAR may only be exercised if the fair market value of the common shares subject to the related option exceeds the exercise price of the related option.

        An affiliated SAR will be deemed to be exercised at the time the affiliated option is exercised, and will expire no later than the date on which the affiliated option expires or is exercised. The value of the payout for an affiliated SAR will not be more than the exercise price of the affiliated option and an affiliated SAR may only be exercised if the fair market value of the common shares subject to the affiliated option exceeds the exercise price of the affiliated option. When an affiliated SAR is exercised, the value of the SAR will be applied to reduce the exercise price of the related option.

        SARs may also be issued on a freestanding basis subject to the terms specified in the award agreement. The exercise price of a freestanding SAR may not be less than the fair market value of AirNet's common shares on the date of the grant. Freestanding SARs are not tied to a specific option and when exercised, do not result in the forfeiture of any options.

Limitations on Exercisability of 2004 Plan Awards

        If exercisable by their terms, 2004 Plan Awards generally must be exercised before the earlier of three months after the date of termination of service or the fixed expiration date. If a participant's employment or service as a director is terminated for cause, each of the participant's outstanding 2004 Plan Awards will be forfeited. In the event of the death or disability of an employee while in the employment of AirNet or its subsidiaries, each of the employee's unexercised 2004 Plan Awards will become immediately vested and exercisable in full by the employee or his or her estate and will expire on the earlier of (a) the fixed expiration date or (b) 24 months after the date of termination due to death or disability (12 months in the case of an ISO). In the case of retirement as defined below, each of the employee's unexercised 2004 Plan Awards will become immediately vested and exercisable in full by the employee and will expire on the earlier of (i) the fixed expiration date or (ii) 24 months after the termination of employment due to retirement (three months in the case of an ISO). If a Non-Employee Director's service as a director of AirNet is terminated because of death, disability or retirement, the Non-Employee Director's unexercised 2004 Plan Awards will become immediately vested and exercisable in full by the Non-Employee Director or his or her estate and will expire on the earlier of (i) the fixed expiration date or (ii) 24 months after the termination of service as an AirNet director.

        Unless the Compensation Committee specifies otherwise, retirement for an employee will occur if he or she terminates employment after the earliest of (a) reaching age 62 and completing five years of service as an employee or (b) reaching age 55 and completing at least ten years of service as an employee or (c) satisfying such other requirements as to age and years of service as an employee as the Compensation Committee specifies in the applicable award agreement. Unless the Board specifies otherwise, retirement for a Non-Employee Director will occur if he or she terminates service as a Board member after having served for at least one full one-year term.

        If a participant fails to comply with certain requirements of the 2004 Plan, such as obtaining the written consent of the Compensation Committee, in the case of an employee, or the Board, in the case of a

Non-Employee Director, before engaging in enumerated activities that may be adverse to the interests of AirNet or one of its subsidiaries, he or she will forfeit all outstanding 2004 Plan Awards. These proscribed activities are described in the 2004 Plan.

Effect of Merger, Consolidation or Similar Event

        If AirNet undergoes a merger or consolidation or reclassification of the common shares or the exchange of the common shares for the securities of another entity (other than a subsidiary of AirNet) that has acquired AirNet's assets or which is in control of an entity that has acquired AirNet's assets, then (a) all options will become fully exercisable and each affected employee or Non-Employee Director will receive, upon payment of the exercise price, if applicable, securities or cash, or both, equal to those that the individual would have been entitled to receive if he or she had already exercised the options; (b) all SARs will become fully exercisable; (c) all restrictions on restricted stock will lapse; and (d) all performance goals associated with restricted stock, performance shares or performance units will be deemed to have been met and all performance periods accelerated.

Transferability of 2004 Plan Awards

        With the permission of the Compensation Committee, in the case of an employee, or the Board, in the case of a Non-Employee Director, a 2004 Plan participant who has been granted a 2004 Plan Award may transfer such 2004 Plan Award (other than an ISO) to a revocable inter vivos trust as to which the participant is the settlor or may transfer such 2004 Plan Award to a "Permissible Transferee." A Permissible Transferee is any member of the immediate family of the participant, any trust solely for the benefit of members of the participant's immediate family or any partnership or limited liability company whose only partners or members are members of the participant's immediate family. Any transferee of a 2004 Plan Award will remain subject to all of the terms and conditions applicable to the 2004 Plan Award and any rules prescribed by the Compensation Committee or the Board. A Permissible Transferee may not retransfer a 2004 Plan Award except by will or the laws of descent and distribution, and then only to another Permissible Transferee. Other than as described above, a 2004 Plan Award may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the participant to whom the 2004 Plan Award was granted, may be exercised only by the participant or the participant's guardian or legal representative.

2004 Stock Purchase Program

        All employees of AirNet and its subsidiaries will be given the opportunity to purchase common shares under the 2004 Plan through the 2004 Stock Purchase Program. Pursuant to this payroll deduction program, employees are able to purchase common shares during offering periods of such duration (but not more than 12 months) as the Compensation Committee determines. The price at which common shares may be purchased will be the price determined by the Compensation Committee prior to the start of an offering period and may not be less than the lesser of 85% of the fair market value of the common shares on the first business day of each offering period and 85% of the fair market value of the common shares on the last business day of each offering period. Under the 1996 Associate Stock Purchase Program, there have been four offering periods of three months each per calendar year and the purchase price has been equal to the lesser of 85% of the fair market value of the common shares on the first business day of each offering period and 85% of the fair market value of the common shares on the last business day of each offering period. While it is contemplated that there will continue to be four offering periods of three months each calendar year under the 2004 Stock Purchase Program and that the purchase price will be determined in the same manner as it has been under the 1996 Associate Stock Purchase Program, the Compensation Committee has the discretion to determine otherwise.

        The Compensation Committee has the authority to establish administrative rules and regulations regarding the terms of each offering under the 2004 Stock Purchase Program including, without limitation, the minimum and maximum permissible deductions; the timing for initial elections, changes in elections and suspensions of elections during an offering period; and the terms under which a participant may completely withdraw from an offering. The Compensation Committee will designate the maximum number of common shares that may be purchased under each offering.

        Each employee who is eligible for, and elects to participate in, an offering will be granted 2004 Plan Rights to Purchase for as many full common shares as such employee may elect to purchase during that offering. The number and market value of the common shares purchased by any participant in the 2004 Stock Purchase

Program may not exceed certain limitations. These limitations include a prohibition upon the granting of a 2004 Plan Right to Purchase to an employee which permits such employee's rights to purchase common shares under all employee stock purchase plans of AirNet and its subsidiaries to accrue at a rate which exceeds $25,000 of fair market value of such common shares (determined at the time such 2004 Plan Right to Purchase is granted) for each calendar year during which the 2004 Plan Right to Purchase is outstanding. Further, no employee may be granted a 2004 Plan Right to Purchase if, immediately after the grant, such employee would own common shares and/or hold outstanding options or rights to purchase common shares, possessing 5% or more of the total voting power of AirNet.

        All amounts withheld (on an after-tax basis) through payroll deductions under the 2004 Stock Purchase Program will be credited to an account (a "Cash Account") established for each participant. Such amounts will be delivered to a custodian for the Plan and held pending the purchase of the common shares in accordance with the 2004 Stock Purchase Program. Amounts held in a participant's Cash Account will not bear interest. If a participant withdraws entirely from an offering, his or her Cash Account balance will not be used to purchase common shares. Instead, the portion of the Cash Account equal to the participant's payroll deductions under the 2004 Stock Purchase Program during the offering will be refunded to the participant without interest. Such a participant will not be eligible to re-enroll in the then current offering period, but may resume participation on the next commencement date of an offering period.

        Each 2004 Plan Right to Purchase will be exercised on the last business day of the applicable offering period. Each participant automatically and without any act on his or her part will be deemed to have exercised the 2004 Plan Right to Purchase on the last business day of each offering period to the extent that the amount in his or her Cash Account is sufficient to purchase whole and fractional common shares. The remaining amount credited to a participant's Cash Account will remain in such participant's Cash Account for use in the next offering period unless withdrawn by the participant.

        AirNet will deliver to the custodian of the 2004 Stock Purchase Program, as soon as practicable after the last business day of each offering period, a certificate for the total number of whole common shares purchased by all participants. The custodian will then allocate the proper number of common shares among the accounts established for the participants who exercised their 2004 Plan Rights to Purchase (the "Share Accounts"). A participant may withdraw common shares credited to his or her Share Account on a first-in-first-out basis. The Compensation Committee will establish rules and regulations governing such withdrawals. All cash dividends paid, if any, with respect to the common shares credited to a participant's Share Account will be added to the participant's Cash Account and will be applied to exercise 2004 Plan Rights to Purchase on the last business day of the offering period next succeeding the date that such cash dividends are paid. An election to leave common shares with the custodian will constitute an election to apply the cash dividends with respect to such common shares to the exercise of 2004 Plan Rights to Purchase. Common shares so purchased will be applied to the common shares credited to each participant's Share Account.

        If the employment of an employee terminates for any reason, including death, disability, retirement or other cause, the employee's participation in the 2004 Stock Purchase Program will automatically terminate as of the date of termination of employment. As soon as practicable following the employee's termination of employment, AirNet will refund any amount in the employee's Cash Account which constitutes payroll deductions, without interest, and the employee will receive a share certificate or other evidence of ownership of the number of whole common shares credited to the employee's Share Account through prior offerings.

        If AirNet undergoes a merger or consolidation or reclassification of the common shares or the exchange of the common shares for the securities of another entity (other than a subsidiary of AirNet) that has acquired AirNet's assets or which is in control of an entity that has acquired AirNet's assets, then the Compensation Committee may, in connection with any such transaction, cancel the outstanding 2004 Plan Rights to Purchase and refund sums previously collected from participants under the canceled 2004 Plan Rights to Purchase, or, in its discretion, cause each participant with outstanding 2004 Plan Rights to Purchase to have the same exercised immediately prior to such transaction and the balance of his or her Cash Account applied to the purchase of common shares at the purchase price in effect for that offering, which would be treated as ending with the effective date of such transaction. The balances of the Cash Accounts not so applied will be refunded to the participants.

Adjustments Upon Changes in Capitalization

        The number of common shares which may be delivered under the 2004 Plan, the number of 2004 Plan Awards that may or will be issued to participants during any fiscal year of AirNet, the number of common shares subject to outstanding 2004 Plan Awards (as well as any share-based limits under the 2004 Plan), and the number of common shares and purchase price per share subject to purchase under the 2004 Stock Purchase Program, will be appropriately adjusted in the event of any stock dividend, stock split, recapitalization, merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares or other similar corporate change affecting AirNet's common shares. The exercise price and any other limits or terms of an outstanding 2004 Plan Award will also be appropriately adjusted.

Amendment, Modification and Termination of 2004 Plan

        The Board or the Compensation Committee may terminate or suspend the 2004 Plan at any time. The Board or the Compensation Committee may also amend the 2004 Plan without shareholder approval except as required to satisfy the requirements of Rule 16b-3 under the Exchange Act, applicable requirements of the Internal Revenue Code, or applicable NYSE Rules. No amendment may adversely affect any outstanding 2004 Plan Award without the consent of the affected participant.

        By its terms, the 2004 Plan will expire on April 22, 2014.

Buy Out of 2004 Plan Awards

        At any time, the Compensation Committee, in respect of employees, or the Board, in respect of Non-Employee Directors, may, in its discretion and without the consent of the affected participant, cancel any or all outstanding 2004 Plan Awards held by a participant, whether or not then exercisable, by giving written notice to the participant of AirNet's intent to buy out the 2004 Plan Awards. In the event of such a buy out, AirNet will pay to the participant the difference between the fair market value of the common shares underlying each exercisable option to be cancelled and the exercise price associated therewith. For any other 2004 Plan Award to be bought out, AirNet will pay to the participant the fair market value of the common shares subject to the 2004 Plan Award. Unless otherwise specified in the award agreement, no payment will be made for 2004 Plan Awards that are not exercisable when cancelled. At the option of the Compensation Committee or the Board, payment of the buy out amount may be made in cash, common shares or a combination thereof.

Federal Income Tax Consequences

        The following summary of the federal income tax consequences in respect of 2004 Plan Awards and 2004 Plan Rights to Purchase, and the disposition of common shares acquired through the 2004 Plan, is intended to reflect the current provisions of the Internal Revenue Code and applicable Treasury regulations. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state or local tax laws or regulations or any changes to the Internal Revenue Code or applicable Treasury regulations which may be adopted after the date of this Proxy Statement.

ISOs

        An option holder does not realize income on the grant of an ISO. If an option holder exercises an ISO in accordance with the terms of the ISO and does not dispose of the common shares acquired within two years from the grant date or within one year from the exercise date, the option holder will not realize any ordinary taxable income by reason of the exercise and neither AirNet nor its subsidiaries will be allowed a deduction by reason of the grant or exercise. The option holder's basis in the common shares acquired upon exercise will be the amount paid upon exercise. (See the discussion below for the tax consequences of the exercise of an ISO with common shares already owned by the option holder and taxes imposed on tax preference items). Provided the option holder holds the common shares as a capital asset at the time of sale or other disposition of the common shares, the gain or loss, if any, recognized on the sale or other disposition will be capital gain or loss. The amount of gain or loss will be the difference between the amount realized on the disposition of the common shares and the option holder's basis in the common shares. If an option holder disposes of the common shares within two years from the date of grant of the ISO or within one year from the date of exercise (an "Early Disposition"), the option holder will realize ordinary income at the time of disposition which will equal the excess, if any, of (1) the lesser of (a) the amount realized on the disposition or (b) the fair market value of the common shares on the date of exercise, over (2) the option holder's basis in the common shares. Also in this case, AirNet or one of its subsidiaries will be entitled to a deduction in an amount equal to such ordinary income. If the option holder holds the common shares as a capital asset at the time of disposition, the excess, if any, of the amount realized on disposition of common shares over the fair market value of the common shares on the date of exercise will be long-term or short-term capital gain, depending upon the holding period of the common shares.

        If an option holder disposes of common shares for less than his or her basis in the common shares, the difference between the amount realized and such basis will be a long-term or short-term capital loss, depending upon the holding period of the common shares, provided the option holder holds the common shares as a capital asset at the time of disposition. Unless the option holder makes an Early Disposition of such common shares, the excess of the fair market value of the common shares at the time the ISO is exercised over the exercise price may constitute an adjustment in computing alternative minimum taxable income under Section 56 of the Internal Revenue Code and may result in the imposition of the "alternative minimum tax" under Section 55 of the Internal Revenue Code.

NSOs

        NSOs do not receive the special tax treatment accorded to ISOs under the Internal Revenue Code. Although an option holder does not recognize income at the time of the grant of an NSO, the option holder recognizes ordinary income upon the exercise of the NSO in an amount equal to the difference between the fair market value of the common shares on the exercise date and the amount paid for the common shares.

        AirNet or one of its subsidiaries will be entitled to deduct as compensation the amount included in the recipient's gross income as a result of the exercise of an NSO only in the taxable year in which or with which ends the taxable year of the recipient in which he or she recognizes gross income.

        The excess of the fair market value of the common shares on the date of exercise of an NSO over the exercise price is not treated as an item of "tax preference" as that term is used in the Internal Revenue Code.

Payment in Shares

        If an option holder exercises an option by surrendering common shares owned by the option holder for at least six months ("Old Shares"), the following rules apply:

  1.
  To the extent the number of common shares acquired ("New Shares") exceeds the number of Old Shares exchanged, the option holder will recognize ordinary income on the receipt of such additional common shares (provided the option is not an ISO) in an amount equal to the fair market value of such additional common shares less any amount paid for them and AirNet or one of its subsidiaries will be entitled to a deduction in an amount equal to such income. The basis of such additional common shares will be equal to the fair market value of such common shares (or, in the case of an ISO, the amount, if any, paid for additional common shares) on the date of exercise, and the holding period for such additional common shares will commence on the date the option is exercised.

  2.
  Except as provided below, to the extent the number of New Shares acquired does not exceed the number of Old Shares exchanged, no gain or loss will be recognized on such exchange, the basis of the New Shares received will be equal to the basis of the Old Shares surrendered, and the holding period of the New Shares received will include the holding period of the Old Shares surrendered. However, if the option holder exercises an ISO by surrendering Old Shares which were acquired through the exercise of an ISO and if the surrender occurs prior to the expiration of the holding period applicable to ISOs, the surrender will be deemed to be an Early Disposition of the Old Shares. The federal income tax consequences of an Early Disposition are discussed above.

  3.
  If the Old Shares surrendered were acquired by the option holder by exercise of an ISO, then the exchange will not constitute an Early Disposition of the Old Shares unless the option being exercised is an ISO and the holding period applicable to an ISO has not been met at the time of the surrender.

Restricted Stock Awards

        An employee or a Non-Employee Director who is granted a restricted stock award will not be taxed upon the receipt of such restricted stock so long as the interest in the restricted stock is subject to a substantial risk of forfeiture. Upon lapse or release of the restrictions and satisfaction of any applicable performance goals and other conditions, the employee or Non-Employee Director will be taxed at ordinary income tax rates on an amount equal to the then current fair market value of the restricted stock. AirNet or one of its subsidiaries will be entitled to a compensation deduction equal to the amount taxed to the employee or Non-Employee Director. The basis of restricted stock held after lapse or termination of restrictions and satisfaction of any applicable performance goals will be equal to its fair market value on the date of lapse or termination of restrictions and satisfaction of any applicable performance goals and other conditions, and upon subsequent disposition, any further gain or loss will be long-term or short-term capital gain or loss, depending upon the length of time the restricted stock is held.

        An employee or a Non-Employee Director who is granted a restricted stock award which is not subject to performance goals, may elect to be taxed at ordinary income tax rates on the full fair market value of the restricted stock at the time of issuance. The basis of the restricted stock so acquired will be equal to the fair market value at such time. If the election is made, no tax will be payable upon the subsequent lapse or release of the restrictions, and any gain or loss upon disposition will be a capital gain or loss.

SARs

        Although the recipient of an SAR does not recognize income at the time the SAR is granted, in the year the SAR is exercised, the recipient recognizes income in an amount equal to the cash and the fair market value of the property received. AirNet or one of its subsidiaries will be entitled to deduct as compensation an amount equal to the income recognized by the recipient, and such deduction will be claimed in AirNet's taxable year in which the SAR becomes payable to the recipient.

        AirNet or one of its subsidiaries is entitled to deduct as compensation the amount included in the recipient's gross income as a result of the payment of the SAR in common shares only in the taxable year in which or with which ends the taxable year of the recipient in which he or she recognizes gross income. If an SAR is paid in common shares, the recipient's basis will be equal to the fair market value of the common shares when received, and the holding period will begin on that date.

Performance Shares and Performance Units

        Performance shares and performance units will become fully taxable to the recipient when the performance goals related to the performance shares or performance units are met, and the performance shares or performance units become earned and non-forfeitable. The employee will be taxed on the amount equal to the cash or common shares received upon payment. The recipient's basis in any common shares distributed in connection with performance shares will be equal to the fair market value of those common shares.

        AirNet or one of its subsidiaries will be entitled to deduct as compensation the amount included in the recipient's gross income when performance shares and performance units are earned and become nonforfeitable.

2004 Stock Purchase Program

        The 2004 Stock Purchase Program is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. The granting of a 2004 Plan Right to Purchase will have no immediate federal income tax consequences to an employee. In addition, the employee will not realize income at the time he or she exercise his or her 2004 Plan Right to Purchase. Generally, an employee will recognize taxable income only on the disposition of common shares purchased under the 2004 Stock Purchase Program or on death if an employee has purchased common shares under the 2004 Stock Purchase Program. The federal income tax treatment applicable to a disposition of common shares purchased under the 2004 Stock Purchase Program is discussed further below.

        If an employee disposes of common shares purchased under the 2004 Stock Purchase Program at least two years after the 2004 Plan Right to Purchase was granted to the employee and one year after the common shares were purchased by the employee or dies while holding common shares transferred to the employee pursuant to exercise of a 2004 Plan Right to Purchase under the 2004 Program, the employee (or his or her estate or other beneficiary) will recognize ordinary income in the year of such disposition in an amount equal to the lesser of:

  •
  the excess of the fair market value of the common shares at disposition over the purchase price of the common shares; or

  •
  the excess of the fair market value of the common shares at the time the 2004 Plan Right to Purchase was granted over the purchase price.

Any remaining gain will be taxed as a long-term capital gain in the year of disposition. If, however, the sales price is less than the purchase price paid by the employee, the employee will recognize a long-term capital loss.

        If an employee disposes of common shares purchased under the 2004 Stock Purchase Program either within two years after the date the 2004 Plan Right to Purchase was granted to the employee or within one year after the common shares were purchased by the employee, the employee will recognize both ordinary income and capital gain or loss. The excess of the fair market value of the common shares on the date of purchase over the purchase price will be taxed as ordinary income in the year of disposition even if the common shares are sold at a loss. The difference, if any, between the fair market value of the common shares on the date of purchase and the price received on disposition of the common shares will be taxed as a capital gain or loss in the year of disposition. If the employee held the common shares one year or less, the capital gain or loss will be short-term. If the employee held the common shares for more than one year, the capital gain or loss will be long-term.

        Generally, the issuance and exercise of 2004 Plan Rights to Purchase will not have a taxable effect on AirNet or its subsidiaries; however, in the event of a disposition of common shares by an employee, the amount of ordinary income attributable to the employee because of such disposition is deductible by AirNet or one of its subsidiaries as an employer business deduction in the year of disposition.

Other Matters

        The 2004 Plan is intended to comply with Section 162(m) of the Internal Revenue Code with respect to options, SARs, restricted stock, performance shares and performance units granted to employees under the 2004 Plan and with Section 423 of the Internal Revenue Code with respect to the 2004 Stock Purchase Program. AirNet is seeking shareholder approval of the 2004 Plan in order to satisfy the shareholder approval requirements of the NYSE Rules as well as those under Sections 162(m) and 423 of the Internal Revenue Code. If shareholder approval of the 2004 Plan is not obtained, the 2004 Plan will be null and void.

Recommendation and Vote

        The affirmative vote of the holders of a majority of AirNet's common shares that are voted on the proposal to approve the 2004 Plan is necessary to approve the 2004 Plan. Under Ohio law and AirNet's Code of Regulations, the effect of an abstention is the same as a "no" vote. Broker non-votes will not be counted in determining the number of common shares necessary for approval. THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2004 PLAN. All valid proxies received prior to the Annual Meeting which do not specify how common shares should be voted (other than proxies which constitute broker non-votes) will be voted FOR the approval of the 2004 Plan.

TRANSACTIONS WITH MANAGEMENT

        Effective May 26, 2001, AirNet entered into a retirement agreement with Gerald G. Mercer, AirNet's Founder and then Chairman of the Board. Mr. Mercer beneficially owned more than 5% of AirNet's outstanding common shares during the 2003 fiscal year but as of April 13, 2004, no longer did so. Under the terms of the retirement agreement, AirNet continued to pay Mr. Mercer's salary through June 30, 2003, at the rate of $420,000 per year. All of Mr. Mercer's outstanding options to purchase common shares were cancelled without consideration as of May 26, 2001 and Mr. Mercer resigned as Chairman of the Board and as a director of AirNet effective August 7, 2001. As contemplated by the terms of the retirement agreement, AirNet purchased 818,330 common shares from Mr. Mercer at a total cost of $5,000,000 on July 27, 2001. Also under the terms of the retirement agreement, Mr. Mercer had the option to sell up to $250,000 of AirNet common shares each quarter of 2002 to AirNet based on the then current market prices. Mr. Mercer exercised this option and sold 52,410 AirNet common shares to AirNet at a total cost of $249,996, effective January 2, 2003.

        Under the terms of his retirement agreement, Mr. Mercer retained the right to sell his remaining AirNet common shares to private investors at any time in accordance with the applicable laws. On or about December 26, 2002, Mr. Mercer sold an aggregate of 733,200 common shares to seven separate investors in privately negotiated transactions. On December 24, 2002, he made a gift of 256,800 common shares to Spring Hill Camps, which sold those common shares to three separate investors, one of which also purchased common shares from Mr. Mercer, in privately negotiated transactions. In connection with and as a condition to the investors' consummating those transactions, AirNet granted registration rights in respect of an aggregate of 990,000 common shares purchased by the investors from Mr. Mercer and Spring Hill Camps. AirNet has registered those common shares under the Securities Act of 1933, as amended, for resale on behalf of the investors.

        In addition, Mr. Mercer has agreed to indemnify AirNet for certain environmental liabilities related to underground storage tanks on a Michigan property formerly owned by Mr. Mercer and leased to AirNet. AirNet ceased its operations at this property in 1988, at which time Mr. Mercer sold the property to an unaffiliated third party. The aggregate amount of any such liabilities is estimated by AirNet to be less than $100,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Ownership of and transactions in AirNet common shares by executive officers, directors and persons who own more than 10% of the common shares are required to be reported to the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on a review of copies of the reports furnished to AirNet and written representations that no other reports were required, AirNet believes that during the 2003 fiscal year, all filing requirements were complied with, except that Joel E. Biggerstaff filed one report late, covering one transaction.

AUDIT COMMITTEE MATTERS

        In accordance with the applicable SEC Rules, the Audit Committee has issued the following report:

Report of the Audit Committee for the Fiscal Year Ended December 31, 2003

        The Audit Committee consists of three directors who qualify as independent under the applicable NYSE Rules and Rule 10A-3 under the Exchange Act.

        The Audit Committee operates under the charter adopted by the Board. The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent auditors retained by AirNet. In accordance with its charter, the Audit Committee oversees the accounting and financial reporting processes of AirNet and its subsidiaries as well as the annual independent audit of AirNet's consolidated financial statements on behalf of the Board. Management of AirNet has the responsibility for the preparation, presentation and integrity of AirNet's consolidated financial statements and for AirNet's accounting and financial reporting processes, including the establishment and maintenance of an adequate system of internal control over financial reporting for AirNet. The independent auditors Ernst & Young LLP ("E&Y") are responsible for performing an audit of AirNet's consolidated financial statements in accordance with auditing standards generally accepted in the United States, and for issuing their report on those consolidated financial statements based on their audit. The Audit Committee's responsibility is to provide independent, objective oversight of the integrity of AirNet's consolidated financial statements, the independent auditors' qualifications and independence, the performance of AirNet's internal audit function and independent auditors and the annual independent audit of AirNet's consolidated financial statements.

        In fulfilling its oversight responsibilities as to the audit process, the Audit Committee met with management and E&Y throughout the year. The Audit Committee discussed with E&Y the overall scope and plan for its audit. The Audit Committee met with E&Y, with and without management present, to discuss the results of its audit, its evaluation of AirNet's system of internal control over financial reporting and the overall quality of AirNet's financial reporting. In addition, the Audit Committee reviewed and discussed with E&Y all matters required by auditing standards generally accepted in the United States, including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified.

        The Audit Committee has received from E&Y the written disclosures and a letter describing all relationships between E&Y and AirNet and its subsidiaries that might bear on E&Y's independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified. The Audit Committee has discussed with E&Y any relationships with or services to AirNet or its subsidiaries that may impact the objectivity and independence of E&Y and the Audit Committee has satisfied itself as to E&Y's independence.

        Management and E&Y have represented to the Audit Committee that AirNet's audited consolidated financial statements as of and for the fiscal year ended December 31, 2003, were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed those audited consolidated financial statements with management and E&Y.

        Based on the Audit Committee's discussions with management and E&Y and its review of the report of E&Y to the Audit Committee, the Audit Committee recommended to the Board (and the Board approved) that AirNet's audited consolidated financial statements be included in AirNet's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 filed with the SEC.

  Submitted by the Audit Committee of the Board of Directors:

    David P. Lauer (Chair)
    Bruce D. Parker
    James E. Riddle

Pre-Approval of Services Performed by Independent Auditors

        Under applicable SEC Rules, the Audit Committee is to pre-approve the audit and non-audit services performed by the independent auditors in order to ensure that they do not impair the auditors' independence from AirNet. The SEC Rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee's responsibility for administration of the engagement of the independent auditors.

        Consistent with applicable SEC Rules, the charter of the Audit Committee requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to AirNet or any of its subsidiaries. The Audit Committee may delegate pre-approval authority to one or more members of the Audit Committee and if it does, the decision of that member or members must be presented to the full Audit Committee at its next scheduled meeting.

        All requests or applications for services to be provided by the independent auditors must be submitted to the Audit Committee by both the independent auditors and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC Rules governing auditor independence.

Fees of Independent Auditors

        The aggregate fees billed to AirNet and its subsidiaries by E&Y for professional services rendered in each of the 2003 fiscal year and the 2002 fiscal year were as follows:

	2003 Fiscal Year	2002 Fiscal Year
Audit Fees	$191,485	$177,000
Audit-Related Fees	$10,500	$9,500
Tax Fees	$42,890	$68,500
All Other Fees	$0	$0

Total	$244,875	$255,000

        In the above table, in accordance with the applicable SEC Rules, "audit fees" include fees for professional services rendered by E&Y in connection with the audit of AirNet's annual consolidated financial statements and reviews of the consolidated financial statements included in AirNet's Quarterly Reports on Form 10-Q. In addition, the "audit fees" for the 2003 fiscal year include fees for services rendered by E&Y in connection with filings made by AirNet with the SEC. "Audit-related fees" include fees for services rendered in connection with the audit of AirNet's Retirement Savings Plan and the related Annual Report on Form 11-K filing. "Tax fees" include fees for tax planning, research and compliance services.

        All of the services rendered by E&Y to AirNet and its subsidiaries during the 2003 fiscal year were pre-approved by the Audit Committee.

INDEPENDENT AUDITORS

        As noted above, E&Y served as AirNet's independent auditors during the 2003 fiscal year and in that capacity, rendered a report on AirNet's consolidated financial statements as of and for the fiscal year ended December 31, 2003. E&Y has served as AirNet's independent auditors since 1989. The Audit Committee will make its selection of AirNet's independent auditors for the 2004 fiscal year at its next meeting, which will be held after the Annual Meeting.

        A representative of E&Y is expected to be present at the Annual Meeting and will be available to respond to appropriate questions and may make a statement if they so desired.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        The SEC has implemented rules regarding the delivery of proxy materials (i.e., annual reports, proxy statements, proxy statements combined with a prospectus or any information statements provided to shareholders) to households. This method of delivery, often referred to as "householding," would permit AirNet to send a single annual report and/or a single proxy statement to any household at which two or more different shareholders reside if AirNet believes such shareholders are members of the same family or otherwise share the same address or in which one shareholder has multiple accounts, in each case if such shareholder(s) have not opted out of the householding process. Each shareholder would continue to receive a separate notice of any meeting of shareholders and proxy card. The householding procedure reduces the volume of duplicate information you receive and reduces AirNet's expenses. AirNet may institute householding in the future and will notify registered shareholders who will be affected by householding at that time.

        Many broker/dealers and other holders of record have instituted householding. If your family has one or more "street name" accounts under which you beneficially own common shares of AirNet, you may have received householding information from your broker/dealer, financial institution or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or AirNet's 2003 Annual Report to Shareholders or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding. These options are available to you at any time.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        AirNet shareholders seeking to bring business before the 2005 Annual Meeting of Shareholders, or to nominate candidates for election as directors at the 2005 Annual Meeting of Shareholders, must provide timely notice thereof in writing to AirNet's Secretary. To be timely, a shareholder's notice must be personally delivered to or mailed and received at the principal executive offices of AirNet not less than 60 days or more than 90 days prior to the meeting. However, if less than 70 days' notice or prior public disclosure of the date of the 2005 Annual Meeting is given or made to the shareholders, notice by a shareholder to be timely must be received no later than the close of business on the tenth day following the day on which the notice of the date of the 2005 Annual Meeting was mailed or the public disclosure was made. The AirNet Code of Regulations specifies certain requirements for a shareholder's notice to be in proper written form. The requirements applicable to nominations are described above in "ELECTION OF DIRECTORS—Nominating Procedures." The foregoing requirements will not, however, prevent any shareholder proposal from being considered timely submitted if the shareholder proposal is submitted in compliance with Rule 14a-8 under the Exchange Act. Pursuant to Rule 14a-8, proposals by shareholders intended to be presented at the 2005 Annual Meeting of Shareholders must be in the form specified in Rule 14a-8 and received by the Secretary of AirNet no later than December 30, 2004 to be eligible for inclusion in AirNet's proxy card, notice of meeting and proxy statement relating to such meeting and should be mailed to AirNet Systems, Inc., 3939 International Gateway, Columbus, Ohio 43219, Attention: Secretary.

OTHER BUSINESS

        As of the date of this Proxy Statement, the Board knows of no other matter that will be presented for action by the shareholders at the 2004 Annual Meeting. However, if any other matter requiring a vote of the shareholders properly comes before the Annual Meeting, the individuals acting under proxies solicited by the Board will vote and act according to their best judgments in light of the conditions then prevailing. The form of proxy card and this Proxy Statement have been approved by the Board and are being mailed and delivered to shareholders by its authority.

By Order of the Board of Directors,
April 29, 2004	Gary W. Qualmann Secretary

Appendix A

AIRNET SYSTEMS, INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

        This Charter governs the operations of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of AirNet Systems, Inc. ("AirNet"). The Committee shall review and reassess the adequacy of this Charter no less frequently than annually and obtain the approval of the Board for any amendments to this Charter. This Charter and any amendments hereto shall be publicly disclosed at the times and in the manner required by the applicable rules or criteria established by the New York Stock Exchange ("NYSE") and the Securities and Exchange Commission (the "SEC") and, in any event, shall be posted on AirNet's website.

I.    Composition

        The Committee shall serve at the pleasure of the Board. The Committee shall consist of at least three members of the Board, each of whom shall be recommended annually by the Nominating and Corporate Governance Committee and appointed by the Board. Each member of the Committee shall be free of any relationship that, in the opinion of the Board, may interfere with the exercise of his independence from management and AirNet. Each Committee member shall qualify as an "independent director" as that term is defined in the corporate governance rules of NYSE as well as in Rule 10A-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and satisfy any other standards of independence as may be prescribed by then applicable laws, rules and regulations. AirNet shall disclose Board determinations in respect of the independence of the Committee members in AirNet's annual proxy statement.

        All Committee members shall be financially literate, as determined by the Board, or shall become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall be an "audit committee financial expert" and shall have accounting or related financial management expertise, each as defined in the applicable rules or criteria established by the SEC and NYSE, and as determined by the Board.

        If a Committee member serves on the audit committee of more than two other public companies, such member shall promptly notify the other members of the Committee and the Nominating and Corporate Governance Committee and the Nominating and Corporate Governance Committee shall recommend to the Board, and the Board shall determine, whether such simultaneous service would impair the ability of such member to effectively serve on the Committee.

        The Board, upon recommendation of the Nominating and Corporate Governance Committee, may fill any vacancies in the Committee and may remove a Committee member from membership on the Committee at any time, with or without cause.

        The Committee shall be chaired by one of its members nominated by the Nominating and Corporate Governance Committee and appointed by the Board. If the Board does not appoint a Chairman of the Committee, the Committee may designate a Chairman by majority vote of the full Committee.

        The Committee may designate its own Secretary who may be a non-Committee member.

II.    Purpose

        The Committee is appointed by the Board to: (i) oversee the accounting and financial reporting processes of AirNet; (ii) oversee the audits of AirNet's financial statements; (iii) appoint, compensate and oversee the independent auditors employed by AirNet for the purpose of preparing or issuing an audit report or related work; and (iv) assist the Board in its oversight of:

  •
  the integrity of AirNet's financial statements;

  •
  AirNet's compliance with legal and regulatory requirements, including the legal compliance and ethics programs established by management and the Board;

  •
  the independent auditors' qualifications and independence; and

  •
  the performance of AirNet's internal audit function and independent auditors.

While the Committee has the authority and responsibilities set forth in this Charter, it is not the duty of the Committee to prepare AirNet's financial statements, to plan or conduct audits or to determine that AirNet's financial statements are complete and accurate and in accordance with generally accepted accounting principles ("GAAP"). AirNet's management is responsible for the preparation, presentation and integrity of AirNet's financial statements, for the appropriateness of the accounting principles and reporting policies that are used by AirNet and for the establishment and maintenance of systems of disclosure controls and procedures and internal control over financial reporting. The independent auditors are responsible for auditing AirNet's annual financial statements and for reviewing AirNet's unaudited interim financial statements and, commencing in 2005, issuing an attestation report on management's assessment of AirNet's internal control over financial reporting.

III.  Advisors

        The Committee shall have the authority to engage and compensate independent counsel and other advisors, as the Committee determines necessary to carry out its duties, and may, as appropriate, obtain outside advice and assistance from legal, accounting and other advisors. AirNet shall provide for appropriate funding, as determined by the Committee in its capacity as a committee of the Board, for payment of compensation to the independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for AirNet; payment of compensation to any other advisors employed by the Committee; and payment of ordinary administrative expenses of the Committee that the Committee determines are necessary or appropriate in carrying out its duties.

IV.    Meetings

        The Committee shall meet at least four times annually and may convene more frequently as circumstances dictate. All Audit Committee members are expected to attend each meeting, in person or via teleconference or other means of electronic communications permitted under applicable law. The Committee may have in attendance at its meetings such members of management, the independent auditors, the personnel responsible for the internal audit function or others as the Committee may deem necessary or desirable to provide the information the Committee needs to carry out its duties and responsibilities.

        The Chairman of the Committee or any other member of the Committee may call meetings during the year as each deems necessary. In addition, to the extent permitted by AirNet's Amended Articles and Code of Regulations, the Committee may take action by unanimous written consent. At each regularly scheduled meeting of the Board, the Chairman of the Committee shall provide the Board with a report of the Committee's activities and proceedings.

        A majority of the whole Committee shall constitute a quorum for the transaction of any business by the Committee at a meeting. Unless otherwise required by this Charter or AirNet's Code of Regulations, action may be taken by a majority of the members of the Committee at a meeting.

        The Committee may delegate to its Chairman such authority as the Committee deems to be appropriate, except such authority as may be required by applicable law to be exercised by the whole Committee or by a subcommittee, which the Committee has the authority to form and delegate to, consisting of one or more Committee members, when appropriate. Such delegated authority may include the authority to pre-approve audit services and permitted non-audit services, and the decisions made pursuant to such delegated authority shall be reported to the full Committee at its next scheduled meeting.

        The proceedings and decisions of the Committee shall be recorded in minutes, which shall be circulated to all members of the Committee for approval prior to signature by the Chairman of the Committee. The approved minutes shall then be circulated to the members of the full Board.

        As part of its role to foster open communications, the Committee shall meet periodically with management, with the personnel responsible for the internal audit function and with the independent auditors in separate executive sessions to discuss issues and concerns warranting the attention of the Committee.

V.    Authority and Specific Duties and Responsibilities

        The primary responsibility of the Committee is to oversee AirNet's accounting and financial reporting processes on behalf of the Board and report the results of its activities to the Board. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of AirNet and its subsidiaries.

        The Committee shall maintain policies and procedures and meeting schedules, consistent with the requirements of this Charter, to enable the Committee to best react to changing conditions and circumstances and fulfill its purpose. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

        The following activities shall be the common recurring activities of the Committee in carrying out its purpose. The Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out such other duties and responsibilities delegated to it by the Board from time to time that are related to the purpose of the Committee.

  A.    Retention and Oversight of Independent Auditors

  1.
  The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting. The Committee shall have the sole authority to retain and replace the independent auditors. The independent auditors shall not be permitted to render any services to AirNet or its subsidiaries unless the terms of, and the fees to be paid for, such services, whether audit services or permitted non-audit services, have been approved by the Committee as provided for under Paragraphs 4 through 7 below. The independent auditors shall report directly to the Committee.

  2.
  The Committee shall monitor the independence, qualifications and performance of the independent auditors by, among other things:

  o
  At least annually, obtaining and reviewing a report by the independent auditors describing:

    •
    the independent auditors' internal quality-control procedures;

    •
    any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

    •
    All relationships between the independent auditors and AirNet or its subsidiaries (to assess the independent auditors' independence).

  o
  Ensuring that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships with, and professional services provided to, AirNet and its subsidiaries, consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as modified or supplemented. The Committee shall also be responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the full Board take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

  o
  Evaluating the qualifications, performance and independence of the independent auditors and the senior members of the independent auditors' team, taking into account:

    •
    an assessment of whether the independent auditors' quality-control procedures are adequate;

    •
    whether the provision of non-audit services, if any, is compatible with maintaining the independent auditors' independence; and

    •
    the opinions of management and the personnel responsible for the internal audit function.

      The Committee shall assure the regular rotation of the lead audit partner of the independent auditors as required by applicable laws, rules and regulations and consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself.

    o
    If so determined by the Committee, taking additional action to satisfy itself of the qualifications, performance and independence of the independent auditors.

  3.
  The Committee shall present to the Board the conclusions of the Committee with respect to the independence, qualifications and performance of the independent auditors.

  4.
  The Committee shall, and shall have the sole authority to, pre-approve (a) all audit services, which may entail providing comfort letters in connection with securities underwritings, and (b) non-audit services, which means any professional services provided to AirNet or its subsidiaries by the independent auditors other than those provided to AirNet and its subsidiaries in connection with an audit or review of AirNet's financial statements. In no event shall the independent auditors perform any non-audit services for AirNet or any of its subsidiaries which are prohibited by applicable law or the rules or regulations implemented by the SEC or the Public Company Accounting Oversight Board.

  5.
  The Committee may satisfy its pre-approval duties under Paragraph 4 by delegating pre-approval authority to one or more members of the Committee. A pre-approval granted pursuant to the preceding sentence shall be reported to the Committee at the next Committee meeting following such pre-approval.

  6.
  The pre-approval requirements of Paragraphs 4 and 5 are waived with respect to the provision of services by the independent auditors, other than audit, review or attest services, if:

  o
  The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by AirNet to the independent auditors during the fiscal year in which the services are provided;

  o
  Such services were not recognized by AirNet at the time of engagement to be non-audit services; and

  o
  Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or the member(s) of the Committee to whom pre-approval authority has been delegated under Paragraph 5 above.

  7.
  The Committee may establish pre-approval policies and procedures, in compliance with the rules and criteria established by the SEC. Such pre-approval policies and procedures must be detailed as to the particular services to be provided, ensure that the Committee knows precisely what services it is being asked to pre-approve and not include any delegation to management of the Committee's responsibilities under applicable laws, rules and regulations to pre-approve all services provided by the independent auditors.

  8.
  AirNet must disclose the following in each annual proxy statement and Annual Report on Form 10-K:

  o
  The Committee's pre-approval policies and procedures;

  o
  The percentage of the total fees paid to the independent auditors where the de minimus exception described in Paragraph 6 above was used; and

  o
  The amounts of "audit fees", "audit-related fees", "tax fees" and "all other fees" paid by AirNet and its subsidiaries to the independent auditors for each of the two most recently completed fiscal years.

  9.
  The Committee shall be responsible for overseeing compliance by AirNet and the independent auditors with the requirements imposed by the Public Company Accounting Oversight Board. The Committee shall obtain assurances from the independent auditors that the independent auditors have complied with Section 10A of the Exchange Act and the rules promulgated by the SEC thereunder, the rules and policies of the Public Company Accounting Oversight Board and all other applicable laws, rules and regulations.

  10.
  The Committee shall set clear hiring policies for employees or former employees of the independent auditors that comply with applicable laws, rules and regulations.

  B.    Independent Audit

  11.
  The Committee shall review with the independent auditors, and approve, prior to the beginning of each audit, the overall scope and plans for the audit, including the adequacy of staffing, the professional services to be provided, the audit procedures to be used and the fees to be charged by the independent auditors. The Committee's review should include an explanation from the independent auditors of the factors considered by the independent auditors in determining the audit scope, including the major risk factors.

  12.
  The Committee shall on a timely basis obtain and review reports from the independent auditors relating to the performance of the audit in accordance with applicable laws, rules and regulations.

  13.
  The Committee shall discuss with the independent auditors the matters required to be discussed by Statements on Auditing Standards No. 61, 89 and 90, as those statements may be modified or supplemented, relating to the conduct of the audit.

  14.
  The Committee shall provide sufficient opportunity for the independent auditors to meet privately with the Committee. The Committee shall review with the independent auditors any audit problems or difficulties the independent auditors encountered in the course of the audit work and management's response including, without limitation, any restrictions on the scope of the independent auditors' activities or on access to requested information, and any significant disagreements with management. As considered appropriate by the Committee, the review may include a review of any accounting adjustments that were noted or proposed by the independent auditors but were "passed" as immaterial or otherwise, and a discussion with the independent auditors of any issues on which the national office of the independent auditors was consulted by the audit team respecting auditing or accounting issues arising in connection with the independent auditors' provision of services to AirNet and its subsidiaries. The Committee shall review all material written communications between the independent auditors and management that are delivered to the Committee, including, without limitation, any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to AirNet. The Committee shall be responsible for resolving disagreements between management and the independent auditors regarding financial reporting.

  15.
  The Committee shall receive regular reports from the independent auditors on the critical accounting policies and practices of AirNet and all alternative treatments of financial information within GAAP that the independent auditors have discussed with management.

  C. Disclosure and Financial Reporting

  16.
  The Committee shall review and discuss the interim financial statements and the disclosures to be made under "Management's Discussion and Analysis of Financial Condition and Results of Operations" with management and the independent auditors prior to the filing of each Quarterly Report on Form 10-Q of AirNet. Also, the Committee shall discuss the results of the independent auditors' review of AirNet's interim financial statements and any other matters required to be communicated to the Committee by the independent auditors under Generally Accepted Auditing Standards ("GAAS"), including Statement on Auditing Standards No. 100, as that statement may be modified or supplemented.

  17.
  The Committee shall review and discuss with management and the independent auditors AirNet's annual audited financial statements and the disclosures to be made under "Management's Discussion and Analysis of Financial Condition and Results of Operations" prior to the filing of each Annual Report on Form 10-K of AirNet (or the distribution of the annual report to shareholders if distributed prior to the filing of the Annual Report on Form 10-K), including the independent auditors' judgments about the quality, not just the acceptability of AirNet's accounting principles as applied in its financial reporting, the consistency of AirNet's accounting policies and their application, the reasonableness of accounting estimates, the clarity and completeness of AirNet's financial statements, including related disclosures, and any other matters required to be discussed with the independent auditors by Statements on Auditing Standards No. 61, 89 and 90, as those statements may be modified or supplemented. The Committee shall discuss with the independent auditors any other matters required to be communicated to the Committee by the independent auditors under GAAS. The Committee shall also recommend to the Board whether AirNet's audited financial statements should be included in each Annual Report on Form 10-K.

  18.
  The Committee shall review disclosures made by AirNet's Chief Executive Officer and Chief Financial Officer during the certification process in respect of each Quarterly Report on Form 10-Q and each Annual Report on Form 10-K, about significant deficiencies and material weaknesses in the design or operation of AirNet's internal control over financial reporting and any fraud that involves management or other employees who have a significant role in AirNet's internal control over financial reporting. The

    Committee shall review each management's report on internal control over financial reporting prior to its inclusion in the applicable Annual Report on Form 10-K.

  19.
  The Committee shall prepare the audit committee report to be included in AirNet's annual proxy statement and review any other information related to the duties and responsibilities of the Committee required to be disclosed under applicable laws, rules and regulations, including the rules of the SEC and NYSE.

  20.
  The Committee shall generally discuss with management and, where appropriate, the independent auditors, the type and presentation of financial information to be disclosed in AirNet's earnings releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information and reconciliations of the same) as well as review any financial information or earnings guidance provided to analysts and/or rating agencies. The Committee does not need to discuss in advance each earnings release or each instance in which AirNet may provide earnings guidance.

  D. Other Matters the Committee Shall Specifically Address

  21.
  The Committee shall discuss with management and the independent auditors the significant financial reporting and disclosure items emphasized by applicable laws, rules and regulations, including, for example:

  o
  Critical accounting policies;

  o
  Liquidity;

  o
  Special purpose entities and off-balance sheet transactions; and

  o
  Related party transactions.

      The Committee shall have the authority to approve any related party transactions.

  22.
  The Committee shall review the following matters related to AirNet's financial reporting process:

  o
  Whether there were any significant financial reporting issues discussed during the period and, if so, how they were resolved and whether a second opinion was sought;

  o
  Major issues regarding accounting principles and financial statement presentations, including any significant changes in the selection or application of accounting principles;

  o
  The nature of any material correcting adjustments identified by the independent auditors;

  o
  The use of pro forma financial information in any filings with the SEC or other public disclosure, release or pre-release;

  o
  The methods used to account for significant unusual transactions;

  o
  The substance of any significant litigation, contingencies or claims that had, or may have, a significant impact on the financial statements;

  o
  Reports from the independent auditors regarding alternative treatments of financial information within GAAP that the independent auditors have discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and

  o
  The effect of regulatory and accounting initiatives on the financial statements of AirNet.

  23.
  The Committee shall take the following actions regarding legal and regulatory compliance:

  o
  Review and discuss the effect of regulatory and accounting initiatives with management, the independent auditors and the personnel responsible for the internal audit function; and

  o
  Review and discuss AirNet's compliance with legal and regulatory requirements with management and the independent auditors and the personnel responsible for the internal audit function.

  24.
  At least annually, the Committee shall discuss with management, including the risk manager, policies with respect to risk assessment and risk management, including guidelines and policies governing the process by which risk assessment and management is undertaken, AirNet's major financial risk exposures and the steps management has taken to monitor and control such exposures.

  25.
  The Committee shall review and discuss with management and AirNet's attorneys any risk factor disclosure of AirNet prior to its disclosure.

  E.    Oversight of Internal Audit Function

  26.
  The personnel responsible for the internal audit function shall receive instructions from the Chief Financial Officer of AirNet. The Committee shall discuss with management, the personnel responsible for the internal audit function and the independent auditors the internal audit function, the adequacy and scope of the annual internal audit plan, budget and staffing and any recommended material changes in the planned scope of the internal audit function. The personnel responsible for the internal audit function may at any time, at their option or on the direction of the Committee, report on any matter directly to the Committee. The Committee has the authority to meet privately with any and all personnel responsible for the internal audit function at any time, or from time to time, at the Committee's sole discretion.

  27.
  The Committee shall periodically review the work and performance of the personnel responsible for the internal audit function.

  28.
  The Committee shall review the assessments by the personnel responsible for the internal audit function of AirNet's risk management processes and system of internal control.

  F.    Oversight of Internal Controls

  29.
  The Committee shall review on at least an annual basis the adequacy of AirNet's internal controls, steps adopted in light of material control deficiencies and significant internal control recommendations identified through the internal or external audit process and ensure that appropriate corrective actions are instituted. The Committee shall discuss with the independent auditors, the personnel responsible for the internal audit function, management, and such other financial and accounting personnel of AirNet as the Committee deems appropriate, their respective assessments of the adequacy and effectiveness of AirNet's internal control over financial reporting and related accounting and financial controls.

  30.
  The Committee shall review and discuss with management and the independent auditors the assessment of internal control over financial reporting and report on internal control over financial reporting made by management and the attestation report related to such assessment by the independent auditors, in each case as required by applicable laws, rules and regulations.

  31.
  The Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by AirNet regarding accounting, internal accounting controls, auditing matters or other compliance matters; and (ii) the confidential, anonymous submission by employees of AirNet of concerns regarding questionable accounting or auditing matters.

  G.    General Compliance and Oversight

  32.
  The Committee shall periodically meet separately with management, with the personnel responsible for the internal audit function and with the independent auditors.

  33.
  The Committee shall regularly report to the Board and review with the full Board any issues that arise with respect to the quality or integrity of AirNet's financial statements, AirNet's compliance with legal or regulatory requirements, the qualifications, performance and independence of the independent auditors, or the performance of the internal audit function.

  34.
  The Committee shall receive reports on at least an annual basis regarding AirNet's compliance program, and review matters regarding the communication of and compliance with AirNet's Corporate Governance Guidelines and Code of Business Conduct and Ethics.

  35.
  The Committee shall have the authority to investigate violations of AirNet's Code of Business Conduct and Ethics and to approve such waivers from such Code of Business Conduct and Ethics for directors and executive officers of AirNet as the Committee deems appropriate.

  36.
  The Committee shall have the authority to establish other rules and operating policies and procedures in order to fulfill its obligations under this Charter and applicable laws, rules and regulations.

  37.
  The Committee shall, no less frequently than quarterly, review with the Chief Executive Officer and the Chief Financial Officer, AirNet's disclosure controls and procedures and management's conclusions about the adequacy and effectiveness of such disclosure controls and procedures.

  38.
  At least annually, in consultation with the Nominating and Corporate Governance Committee, the Committee shall perform an evaluation of its performance to determine whether the Committee is functioning effectively.

  39.
  The Committee shall receive attorneys' reports of evidence of a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law.

Appendix B

AIRNET SYSTEMS, INC.

2004 STOCK INCENTIVE PLAN

1.00    PURPOSE

        This Plan is intended to foster and promote the long-term financial success of the Company and to materially increase shareholder value [1] by providing Employees and Eligible Directors an opportunity to acquire an ownership interest in the Company, and [2] enabling the Company to attract and retain the services of outstanding Employees and Eligible Directors upon whose judgment, interest and special efforts the successful conduct of the Company's business is largely dependent.

2.00    DEFINITIONS

        When used in this Plan, the following terms have the meanings given to them in this Section 2.00 unless another meaning is expressly provided elsewhere in this Plan or clearly required by the context. When applying these definitions, the form of any term or word will include any of its other forms.

2.01    Act. The Securities Exchange Act of 1934, as amended.

2.02    Affiliated SAR. An SAR that is granted in conjunction with an Option and which is always deemed to have been exercised at the same time that the related Option is exercised. The deemed exercise of an Affiliated SAR will not reduce the number of shares of Stock subject to the related Option, except to the extent of the exercise of the related Option.

2.03    Annual Meeting. The annual meeting of the Company's shareholders.

2.04    Award. Any Incentive Stock Option, Nonstatutory Stock Option, Restricted Stock, Performance Share, Performance Unit or SAR granted under the Plan. During any single Plan Year, no Participant may be granted Options affecting more than 200,000 shares of Stock (adjusted as provided in Section 5.03), Restricted Stock affecting more than 200,000 shares of Stock (adjusted as provided in Section 5.03), Performance Shares affecting more than 200,000 shares of Stock (adjusted as provided in Section 5.03), Performance Units affecting more than 200,000 shares of Stock (adjusted as provided in Section 5.03) and SARs affecting more than 200,000 shares of Stock (adjusted as provided in Section 5.03), including Options, Restricted Stock, Performance Shares, Performance Units and SARs that are cancelled [or deemed to have been cancelled under Treas. Reg. §1.162-27(e)(2)(vi)(B)] during the Plan Year granted. Any Right to Purchase or any shares of Stock issued pursuant to Section 10.00 of this Plan will not constitute an "Award."

2.05    Award Agreement. The written agreement between the Company and each Participant that describes the terms and conditions of each Award.

2.06    Beneficiary. The person a Member designates to receive (or exercise) any Plan benefits (or rights) that are unpaid (or unexercised) when he or she dies. A Beneficiary may be designated only by following the procedures described in Section 14.02; neither the Company nor the Committee is required to infer a Beneficiary from any other source.

2.07    Board. The Company's Board of Directors.

2.08    Cash Account. An account established for each Participant who elects to participate in an Offering to which amounts withheld through payroll deductions will be credited to purchase shares of Stock under the provisions of Section 10.00.

2.09    Cause. Unless the Committee specifies otherwise in the Award Agreement, with respect to any Participant:

  [1]
  Willful failure to substantially perform his or her duties as an Employee (for reasons other than physical or mental illness) or a director after reasonable notice to the Participant of that failure;

  [2]
  Misconduct that materially injures the Company or any Subsidiary;

  [3]
  Conviction of, or entering into a plea of nolo contendere to, a felony; or

  [4]
  Breach of any written covenant or agreement with the Company or any Subsidiary, including the terms of this Plan.

2.10    Code. The Internal Revenue Code of 1986, as amended, and any regulations issued under the Code and any applicable rulings issued under the Code.

2.11 Committee.

  [1]
  In the case of Awards to Directors, the Board; or

  [2]
  In the case of all other Awards and for purposes of Section 10.00 of this Plan, the Board's Compensation Committee which also constitutes a "compensation committee" within the meaning of Treas. Reg. §1.162-27(c)(4). The Compensation Committee will be comprised of at least three individuals [a] each of whom is [i] an outside director, as defined in Treas. Reg. §1.162-27(e)(3)(i) and [ii] a "non-employee" director within the meaning of Rule 16b-3 under the Act and [iii] an "independent director" as that term is defined in the corporate governance rules of the national securities exchange or other recognized market or quotation system upon or through which the Stock is then listed or traded and [b] none of whom may receive remuneration from the Company or any Subsidiary in any capacity other than as a director, except as permitted under Treas. Reg. §1.162-27(e)(3)(ii).

2.12    Company. AirNet Systems, Inc., an Ohio corporation, and any and all successors to it.

2.13    Director Option. A Nonstatutory Stock Option granted to an Eligible Director under Section 6.05.

2.14    Disability. Unless the Committee specifies otherwise in any applicable Award Agreement:

  [1]
  With respect to any Award (other than an Incentive Stock Option) or any Right to Purchase, the Participant's inability to perform his or her normal duties for a period of at least six months due to a physical or mental infirmity; or

  [2]
  With respect to an Incentive Stock Option, as defined in Code §22(e)(3).

2.15    Effective Date. The date this Plan is approved by the Company's shareholders.

2.16    Eligible Director. An individual who, on an applicable Grant Date [1] is an elected member of the Board (or has been appointed to the Board to fill an unexpired term and will continue to serve at the expiration of that term only if elected by the Company's shareholders) and [2] is not an Employee. For purposes of applying this definition, an Eligible Director's status will be determined as of the Grant Date applicable to each affected Award.

2.17    Employee. Any individual who, on an applicable Grant Date, is a common law employee of the Company or any Subsidiary. A worker who is classified as other than a common law employee but who is subsequently reclassified as a common law employee of the Company or any Subsidiary for any reason and on any basis will be treated as a common law employee only from the date of that determination and will not retroactively be reclassified as an Employee for any purpose of this Plan.

2.18    Exercise Price. The price at which a Member may exercise an Award.

2.19    Fair Market Value. The value of one share of Stock on any relevant date, determined under the following rules:

  [1]
  If the Stock is traded on a national securities exchange or other recognized market or quotation system, the reported "closing price" on the relevant date, if it is a trading day; otherwise, on the next trading day;

  [2]
  If the Stock is traded over-the-counter with no reported closing price, the mean between the lowest bid and the highest asked prices on that quotation system on the relevant date if it is a trading day; otherwise, on the next trading day; or

  [3]
  If neither Section 2.19[1] nor Section 2.19[2] applies, the fair market value as determined by the Committee in good faith.

2.20    Freestanding SAR. An SAR that is not associated with an Option and is granted under Section 9.00.

2.21    Grant Date. The date an Award is granted to a Participant.

2.22    Key Employee. Any Employee who, on any applicable Grant Date, is performing services the Committee concludes are essential to the Company's business success and to whom the Committee has granted an Award.

2.23    Member. Each Participant and Terminated Participant to whom an Award has been granted, which Award has not expired under the terms of the Award Agreement or as provided in Section 11.00 and each Participant to whom Rights to Purchase have been granted, which Rights to Purchase have not been exercised or terminated as provided in Section 10.00.

2.24    Nonstatutory Stock Option. Any Option granted under Section 6.00 that is not an Incentive Stock Option.

2.25    Offering. An opportunity provided by the Committee to purchase shares of Stock under the provisions of Section 10.00. Offerings may be consecutive or concurrent, as determined by the Committee. The Committee will designate the maximum number of shares of Stock that may be purchased under each Offering. Shares of Stock not sold under one Offering may be offered again in any subsequent Offering.

2.26    Offering Effective Date. The first business day of the month designated by the Committee as the start of the Offering Period applicable to an Offering.

2.27    Offering Period. The duration of an Offering, as designated by the Committee. The Offering Period for any Offering will not exceed 12 months.

2.28    Option. The right granted under the Plan to purchase a share of Stock at a stated price for a specified period of time. An Option may be either [1] an Incentive Stock Option or [2] a Nonstatutory Stock Option.

2.29    Participant. Any Key Employee or Eligible Director who has not Terminated. In addition, for purposes of Section 10.00, the term "Participant" will include any Employee who has satisfied the requirements of Section 10.00 to acquire shares of Stock under this Plan.

2.30    Performance Goal. The conditions that must be met before a Key Employee will earn a Performance Share or a Performance Unit or, if the Committee so determines, the conditions that must be met before a Key Employee or an Eligible Director will earn shares of Restricted Stock.

2.31    Performance Period. The period over which the Committee will determine if applicable Performance Goals have been met.

2.32    Performance Share. An Award granted under Section 8.00, which is paid in Stock.

2.33    Performance Unit. An Award granted under Section 8.00, which is paid in cash.

2.34    Plan. The AirNet Systems, Inc. 2004 Stock Incentive Plan.

2.35    Plan Year. The Company's fiscal year.

2.36    Restricted Stock. An Award granted under Section 7.00.

2.37    Restriction Period. The period over which the Committee will determine if a Key Employee or an Eligible Director has met the conditions, including, without limitation, Performance Goals, placed on Restricted Stock; provided such period will be at least five years if the conditions are solely time-based.

2.38    Retirement. Unless the Committee specifies otherwise in any applicable Award Agreement, the date:

  [1]
  A Key Employee Terminates on or after the earliest of [a] reaching age 62 and completing at least five years of service as an Employee or [b] reaching age 55 and completing at least 10 years of service as an Employee or [c] satisfying such other requirements as to age and years of service as an Employee as the Committee specifies in any applicable Award Agreement; or

  [2]
  An Eligible Director Terminates as a Board member after having been a Board member for at least one full one-year term.

For purposes of applying this definition, a Participant's status as a Key Employee or an Eligible Director will be determined as of the Grant Date applicable to the affected Award.

2.39    Right to Purchase. An option to purchase shares of Stock granted to a Participant who elects to participate in an Offering under the provisions of Section 10.00. A Right to Purchase granted for an Offering will terminate following the close of business on the Right to Purchase Date for that Offering to the extent that such Right to Purchase is not exercised on such Right to Purchase Date.

2.40    Right to Purchase Date. The last business day of an Offering Period to purchase shares of Stock under the provisions of Section 10.00.

2.41    SEC. The Securities and Exchange Commission or any successor thereto, including the staff thereof.

2.42    Share Account. An account established for each Participant in an Offering who exercises a Right to Purchase under Section 10.00. A Participant's Share Account will be credited with the number of shares of Stock purchased on each Right to Purchase Date and debited for the number of shares of Stock withdrawn by the Participant after such date.

2.43    Stock. The common shares, $0.01 par value, of the Company.

2.44    Stock Appreciation Right (or "SAR"). An Award granted under Section 9.00 that is a Tandem SAR, an Affiliated SAR or a Freestanding SAR.

2.45    Subsidiary. Any corporation, partnership or other form of unincorporated entity of which the Company owns, directly or indirectly, 50 percent or more of the total combined voting power of all classes of stock, if the entity is a corporation; or of the capital or profits interest, if the entity is a partnership or another form of unincorporated entity.

2.46    Tandem SAR. An SAR that is associated with an Option and which expires when that Option expires or is exercised, as described in Section 9.00.

2.47    Termination or Terminated. Unless the Committee specifies otherwise in any applicable Award Agreement, [1] cessation of the employee-employer relationship between an Employee and the Company and all Subsidiaries for any reason or [2] cessation of an Eligible Director's service on the Board (and the boards of directors of all Subsidiaries) for any reason.

3.00 PARTICIPATION

3.01 Terms of Participation.

  [1]
  Consistent with the terms of the Plan, and subject to Section 6.05, the Committee will:

  [a]
  Decide which Employees and Eligible Directors may become Participants;

  [b]
  Decide which Participants will be granted Awards;

  [c]
  Identify the type of Award to be granted to each Participant;

  [d]
  Identify the terms and conditions imposed on any Awards granted;

  [e]
  Identify the procedures through which an Award may be exercised;

  [f]
  Identify the circumstances under which the Company may cancel an Award or reacquire any Award or shares of Stock acquired through an Award;

  [g]
  Determine whether, to what extent and under what circumstances cash, shares of Stock, other securities, other Awards, other property and other amounts payable with respect to an Award will be deferred either automatically or at the election of the holder thereof or of the Committee; and

  [h]
  Impose any other terms and conditions the Committee believes are appropriate and necessary to implement the purpose of this Plan.

  [2]
  The Committee may establish different terms and conditions:

  [a]
  or each type of Award;

  [b]
  For Participants receiving the same type of Award; and

  [c]
  For the same Participant for each Award the Participant receives, whether or not those Awards are granted at different times.

3.02    Conditions of Participation. Each Participant receiving an Award agrees:

  [1]
  To sign an Award Agreement;

  [2]
  To be bound by the terms of the Award Agreement and the Plan; and

  [3]
  To comply with other conditions imposed by the Committee.

4.00 ADMINISTRATION

4.01    Committee Duties. The Committee is responsible for administering the Plan and is granted all powers appropriate and necessary to administer the Plan. Consistent with the Plan's objectives, the Committee may adopt, amend and rescind rules and regulations relating to the Plan, to the extent appropriate to protect the Company's interests and has complete discretion to make all other decisions (including whether a Participant has incurred a Disability or been Terminated for Cause) necessary or advisable for the administration and interpretation of the Plan. Any action by the Committee will be final, binding and conclusive for all purposes and upon all persons.

4.02    Delegation of Ministerial Duties. In its sole discretion, the Committee may delegate any ministerial duties associated with the Plan to any individual or entity (including Employees) that it deems appropriate.

4.03    Award Agreement. At the time any Award is made, the Committee will prepare and deliver an Award Agreement to each affected Participant. The Award Agreement:

  [1]
  Will describe:

  [a]
  The type of Award and when and how it may be exercised;

  [b] The effect of exercising the Award; and

  [c] Any Exercise Price associated with each Award.

  [2] To the extent different from the terms of the Plan, will describe:

  [a] Any conditions that must be met before the Award may be exercised;

  [b] Any objective restrictions placed on Restricted Stock, Performance Shares and Performance Units and any performance-related conditions and Performance Goals that must be met before those restrictions will be released;

  [c] When and how an Award may be exercised; and

  [d] Any other applicable terms and conditions affecting the Award.

4.04    Restriction on Repricing. Regardless of any other provision of this Plan, neither the Company nor the Committee may "reprice" (as defined under rules adopted by the national securities exchange or other recognized market or quotation system upon or through which the Stock then is listed or traded) any Option without the prior approval of the shareholders of the Company.

5.00 STOCK SUBJECT TO PLAN

5.01    Number of Shares of Stock. Subject to Section 5.03, the number of shares of Stock available for delivery under the Plan may not be greater than 1,000,000. The shares of Stock to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock not reserved for any other purpose.

5.02    Cancelled, Terminated or Forfeited Awards. Any Stock subject to an Award or Right to Purchase that, for any reason, is cancelled, terminated or otherwise settled without the issuance of any Stock or cash may again be granted under the Plan. Any Performance Share or share of Restricted Stock that has been issued to a Participant under the Plan and is subsequently forfeited pursuant to the terms of the Plan or the applicable Award Agreement will be forfeited to and acquired by the Company as treasury Stock and may again be granted under the terms of the Plan.

5.03    Adjustment in Capitalization. If, after the Effective Date, there is a Stock dividend or Stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate change affecting Stock, the Committee will appropriately adjust [1] the number of shares of Stock which may be delivered under the Plan, [2] the number of Awards that may or will be issued to Participants during a Plan Year, [3] the number of shares of Stock subject to outstanding Awards (as well as any share-based limits imposed under this Plan), [4] the respective Exercise Price, number of shares and other limitations applicable to outstanding or subsequently issued Awards, [5] the number of shares of Stock and the purchase price per share subject to purchase under Section 10.00 of the Plan and [6] any other factors, limits or terms affecting any outstanding or subsequently issued Awards.

6.00 OPTIONS

6.01    Grant of Options. The Committee may grant Options to Key Employees at any time during the term of this Plan. Options granted to Key Employees may be either [1] Incentive Stock Options or [2] Nonstatutory Stock Options.

6.02    Option Price. Subject to Section 6.05, each Option will bear the Exercise Price the Committee specifies in the Award Agreement. However, in the case of an Incentive Stock Option, the Exercise Price [1] will not be less than the Fair Market Value of a share of Stock on the Grant Date and [2] will be at least 110 percent of the Fair Market Value of a share of Stock on the Grant Date with respect to any Incentive Stock Options issued to a Key Employee who, on the Grant Date, owns [as defined in Code §424(d)] Stock possessing more than 10 percent of the total combined voting power of all classes of Stock.

6.03    Exercise of Options. Subject to Section 11.00, Options granted to a Key Employee under Section 6.01 may be exercised at the times and subject to the restrictions and conditions (including a vesting schedule) that the Committee specifies in the Award Agreement. However:

  [1]
  Any Option to purchase a fraction of a share of Stock will be liquidated as of the date it arises and the Participant will be given cash equal to Fair Market Value multiplied by the fractional share.

  [2]
  Unless the Committee specifies otherwise in the Award Agreement, no Key Employee may exercise Options for fewer than the smaller of:

  [a]
  100 shares of Stock; or

  [b]
  The full number of shares of Stock for which Options are then exercisable.

  [3]
  No Option may be exercised more than 10 years after it is granted (five years in respect of an Incentive Stock Option, if the Key Employee owns [as defined in Code §424(d)] Stock possessing more than 10 percent of total combined voting power of all classes of Stock on the Grant Date).

6.04    Incentive Stock Options. Notwithstanding anything in the Plan to the contrary:

  [1]
  No provision of this Plan relating to Incentive Stock Options will be interpreted, amended or altered, nor will any discretion or authority granted under the Plan be exercised, in a manner that is inconsistent with Code §422 or, without the consent of any affected Member, to cause any Incentive Stock Option to fail to qualify for the federal income tax treatment afforded under Code §421;

  [2]
  The aggregate Fair Market Value of the Stock (determined as of the Grant Date) with respect to which Incentive Stock Options are exercisable for the first time by any Member during any calendar year (under all option plans of the Company and all Subsidiaries) will not exceed $100,000 [or other amount specified in Code §422(d)]; and

  [3]
  No Incentive Stock Option may be granted to any individual who is not an Employee on the Grant Date.

6.05                 Director Options.

  [1]
  Any individual who is a newly-elected or appointed Eligible Director after the Effective Date will be granted a Director Option to purchase 20,000 shares of Stock on the date of such Eligible Director's appointment or election to the Board. Each Director Option granted in accordance with this Section 6.05[1] will be granted with an Exercise Price equal to the Fair Market Value of a share of Stock on the Grant Date. Each such Director Option will vest and become exercisable with respect to 20% of the shares of Stock covered thereby on each of the Grant Date and the first, second, third and fourth anniversaries of the Grant Date.

  [2]
  On the first business day of each Plan Year, each individual who [a] is then serving as an Eligible Director and [b] has served for at least one full one-year term as an Eligible Director, will be automatically granted a Director Option to purchase 4,000 shares of Stock with an Exercise Price equal to the Fair Market Value of a share of Stock on the Grant Date. Each such Director Option will vest and become exercisable with respect to 20% of the shares of Stock covered thereby on each of the Grant Date, and the first, second, third and fourth anniversaries of the Grant Date.

  [3]
  The Director Options granted under Sections 6.05[1] and 6.05[2] will be reduced (but not below zero) by any options granted for the same purpose under any other Company equity plan or program.

  [4]
  The Board will have the sole and complete authority to grant Director Options to the Eligible Directors in addition to those nondiscretionary Director Options granted in accordance with Sections 6.05[1] and 6.05[2]. The Board will have the authority to determine the Grant Date of each such Director Option, the number of shares of Stock covered by each such Director Option, and the date or dates when each such Director Option becomes exercisable. Any Director Option granted by the Board in accordance with this Section 6.05[4] will be granted with an Exercise Price equal to the Fair Market Value of a share of Stock on the Grant Date.

  [5]
  If an Eligible Director Terminates because of death, Disability or Retirement, the Eligible Director's Director Options will become fully vested and exercisable.

  [6]
  Subject to Sections 6.05[7] and 11.00, once vested and exercisable, each Director Option will remain exercisable until the earlier to occur of [a] ten years after the Grant Date, or [b] three months after the Eligible Director Terminates (24 months if Termination is because of death, Disability or Retirement).

  [7]
  However:

  [a]
  Any Director Option to purchase a fraction of a share of Stock will be liquidated as of the date it arises and the Eligible Director will be given cash equal to Fair Market Value multiplied by the fractional share;

  [b]
  Unless the Committee specifies otherwise in the Award Agreement, no Eligible Director may exercise Director Options for fewer than the smaller of:

  [i]
  100 shares of Stock; or

  [ii]
  The full number of shares of Stock for which Director Options are then exercisable.

6.06    Payment for Options. Unless the Committee specifies otherwise in the Award Agreement, the Exercise Price associated with each Option must be paid in cash. However, the Committee may, in its discretion, develop, and extend to some or all Members, procedures through which Members may pay an Option's Exercise Price, including allowing a Member to tender Stock he or she already has owned for at least six months before the exercise date, either by actual delivery of the previously owned Stock or by attestation, valued at its Fair Market Value on the exercise date, as partial or full payment of the Exercise Price.

6.07    Transferability of Stock. Unless the Committee specifies otherwise in the Award Agreement, Stock acquired through an Option will be transferable, subject to applicable federal securities laws, the requirements of any national securities exchange or other recognized market or quotation system upon or through which the Stock is then listed or traded, or any applicable blue sky or state securities laws.

7.00 RESTRICTED STOCK

7.01    Restricted Stock Grants. The Committee may grant Restricted Stock to Key Employees or Eligible Directors at any time during the term of this Plan. The Committee also will include in the Restricted Stock Award Agreement applicable restrictions, which may vary between Key Employees and Eligible Directors, may be different each time a Restricted Stock Award is made and may be either time-based or subject to the Performance Goals described in Section 8.02[2] or both.

7.02    Transferability. Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable Restriction Period. Restricted Stock normally will be held by the Company as escrow agent during the Restriction Period and will be distributed as described in Section 7.03. However, at any time during the Restriction Period, the Committee may, in its sole discretion, issue Restricted Stock (provided such Restricted Stock is not subject to Performance Goals) to a Key Employee or an Eligible Director in the form of certificates containing a legend describing restrictions imposed on such Restricted Stock.

7.03    Removal of Restrictions. As of the end of each Restriction Period:

  [1]
  the Committee will certify to the Board the extent to which restrictions, including any applicable Performance Goals, in respect of Restricted Stock granted to Key Employees have been met; and

  [2]
  the Board will determine the extent to which restrictions, including any applicable Performance Goals, in respect of Restricted Stock granted to Eligible Directors have been met.

Shares of Restricted Stock will be:

  [a]
  Forfeited, if all restrictions, including any applicable Performance Goals, have not been met at the end of the Restriction Period, and again become available to be granted under the Plan; or

  [b]
  Released from escrow and distributed to the affected Key Employee or Eligible Director (or any restrictions imposed on the distributed certificate removed) as soon as practicable after the last day of the Restriction Period, if all restrictions, including any applicable Performance Goals, have then been met.

7.04    Rights Associated with Restricted Stock. During the Restriction Period:

  [1]
  Key Employees and Eligible Directors may exercise full voting rights associated with their Restricted Stock; and

  [2]
  Any dividends and other distributions paid with respect to any Restricted Stock will be held by the Company as escrow agent during the Restriction Period. At the end of the Restriction Period, these dividends will be distributed to the affected Key Employee or Eligible Director or forfeited as provided in Section 7.03 with respect to the Restricted Stock as to which they were paid. No interest or other accretion will be credited with respect to any dividends held in this escrow account. If any dividends or other distributions are paid in shares of Stock, those shares will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were issued.

8.00. PERFORMANCE SHARES AND PERFORMANCE UNITS

8.01    Performance Shares and Performance Unit Grants. The Committee may grant Performance Shares or Performance Units to Key Employees at any time during the term of this Plan.

8.02                 Performance Criteria.

  [1]
  For each Performance Period, the Committee will establish the Performance Goal(s) that will be applied to determine the Performance Shares or Performance Units that will be distributed at the end of the Performance Period.
  [2]
  In establishing each Participant's Performance Goal(s), the Committee will consider the relevance of each Participant's assigned duties and responsibilities to factors that preserve and increase the Company's value. These factors will include:

  [a]
  Increasing revenues;

  [b]
  Developing new services and lines of revenue;

  [c]
  Reducing operating expenses;

  [d]
  Increasing customer satisfaction;

  [e]
  Developing new markets and increasing the Company's share of existing markets;

  [f]
  Developing and managing relationships with regulatory and other governmental agencies;

  [g]
  Managing cash, accounts receivable, accounts payable and other current assets and current liabilities;

  [h]
  Managing claims against the Company, including litigation;

  [i]
  Identifying and completing strategic acquisitions;

  [j]
  Increasing the Company's book value;

  [k]
  Increasing the Company's return on shareholders' equity;

  [l]
  Increasing the Company's return on capital;

  [m]
  Increasing the Company's return on assets;

  [n]
  Increasing the Company's cash flows from operating activities;

  [o]
  Increasing the Company's net income; and

    [p]
    Increasing the Company's net income per share.

  [3]
  The Committee will make appropriate adjustments to Performance Goals to reflect:

  [a]
  The effect on any Performance Goal of any Stock dividend or Stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares or similar corporate change. This adjustment to the Performance Goal will be made [i] to the extent the Performance Goal is based on Stock, [ii] as of the effective date of the event and [iii] for the Performance Period in which the event occurs. Also, the Committee will make a similar adjustment to any portion of a Performance Goal that is not based on Stock but which is affected by an event having an effect similar to those just described.
  [b]
  A substantive change in a Participant's job description or assigned duties and responsibilities.

  [4]
  Performance Goals will be established and communicated to each affected Participant in an Award Agreement no later than 90 days after the beginning of the applicable Performance Period.

8.03    Earning Performance Shares and Performance Units. As of the end of each Performance Period, the Committee will certify to the Board the extent to which each Participant has or has not met his or her Performance Goal. Performance Shares or Performance Units will be:

  [1]
  Forfeited, to the extent that Performance Goals have not been met at the end of the Performance Period, and any shares of Stock subject thereto will again become available to be granted under the Plan; or

  [2]
  Valued and distributed, in a single lump sum, to the Key Employees, in the form of cash, in respect of Performance Units, or Stock, in respect of Performance Shares, as soon as practicable after the last day of the Performance Period, to the extent that related Performance Goals have been met.

8.04    Rights Associated with Performance Shares. During the Performance Period, and unless the Award Agreement provides otherwise:

  [1]
  Key Employees may exercise full voting rights associated with their Performance Shares; and

  [2]
  All dividends and other distributions paid with respect to any Performance Shares will be held by the Company as escrow agent during the Performance Period. At the end of the Performance Period, these dividends will be distributed to the Key Employees or forfeited as provided in Section 8.03 with respect to the Performance Shares to which they relate. No interest or other accretion will be credited with respect to any dividends held in this escrow account. If any dividends or other distributions are paid in shares of Stock, those shares will be subject to the same restrictions on transferability and forfeitability as the Performance Shares with respect to which they were issued.

9.00 STOCK APPRECIATION RIGHTS

9.01    SAR Grants. Subject to the terms of the Plan, the Committee may grant Affiliated SARs, Freestanding SARs and Tandem SARs (or a combination of each) to Key Employees at any time during the term of this Plan.

9.02    Exercise Price. Unless the Committee specifies otherwise in the Award Agreement, the Exercise Price specified in the Award Agreement will:

  [1]
  In the case of an Affiliated SAR, not be less than 100 percent of the Fair Market Value of a share of Stock on the Grant Date;

  [2]
  In the case of a Freestanding SAR, not be less than 100 percent of the Fair Market Value of a share of Stock on the Grant Date; and

  [3]
  In the case of a Tandem SAR, not be less than the Exercise Price of the related Option.

9.03    Exercise of Affiliated SARs. Affiliated SARs will be deemed to be exercised on the date the related Option is exercised. However:

  [1]
  An Affiliated SAR will expire no later than the date the related Option expires or is exercised;

  [2]
  The value of the payout with respect to the Affiliated SAR will not be more than the Exercise Price of the related Option; and

  [3]
  An Affiliated SAR may be exercised only if the Fair Market Value of the shares of Stock subject to the related Option is greater than the Exercise Price of the related Option.

9.04    Exercise of Freestanding SARs. Freestanding SARs will be exercisable subject to the terms specified in the Award Agreement.

9.05    Exercise of Tandem SARs. Tandem SARs may be exercised with respect to all or part of the shares of Stock subject to the related Option by surrendering the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the shares of Stock for which its related Option is then exercisable. However:

  [1]
  A Tandem SAR will expire no later than the date the related Option expires;

  [2]
  The value of the payout with respect to the Tandem SAR will not be more than 100 percent of the difference between the Exercise Price of the related Option and the Fair Market Value of a share of Stock subject to the related Option at the time the Tandem SAR is exercised; and

  [3]
  A Tandem SAR may be exercised only if the Fair Market Value of a share of Stock subject to the Option is greater than the Exercise Price of the related Option.

9.06    Settling SARs.

  [1]
  A Member exercising a Tandem SAR or a Freestanding SAR will receive an amount equal to:

  [a]
  The difference between the Fair Market Value of a share of Stock on the exercise date and the Exercise Price, multiplied by

  [b]
  The number of shares of Stock with respect to which the Tandem SAR or Freestanding SAR is exercised.

  [2]
  A Member will not receive any cash or other amount when exercising an Affiliated SAR. Instead, the value of the Affiliated SAR being exercised will be applied to reduce (but not below zero) the Exercise Price of the related Option.

At the discretion of the Committee, the value of any Tandem SAR or Freestanding SAR being exercised will be settled in cash, shares of Stock or any combination of both.

10.00 STOCK PURCHASE PROGRAM

10.01    Eligibility. Each Employee whose employment with the Company or a Subsidiary commenced prior to an Offering Effective Date will be eligible to participate in the Offering which is applicable to such Offering Effective Date. Nothing contained herein and no rules and regulations prescribed by the Committee may permit or deny participation in any Offering contrary to the requirements of the Code (including, without limitation, Code §§ 423(b)(3), 423(b)(4) and 423(b)(8)). Nothing contained herein and no rules and regulations prescribed by the Committee may permit any Participant to be granted a Right to Purchase:

  [1]
  if, immediately after such Right to Purchase is granted, such Participant would own, and/or hold outstanding options or rights to purchase, shares of the Company or of any Subsidiary, possessing five percent or more of the total combined voting power or value of all classes of shares of the Company or such Subsidiary; or

  [2]
  which permits a Participant's rights to purchase shares of Stock under all employee stock purchase plans of the Company and of its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of Fair Market Value of shares of Stock (determined as of the date such Right to Purchase is granted) for each calendar year in which such Right to Purchase is outstanding at any time.

For purposes of Section 10.01[1] above, the provisions of Code § 424(d) will apply in determining the stock ownership of each Participant. For purposes of Section 10.01[2] above, the provisions of Code § 423(b)(8) will apply in determining whether a Participant's Rights to Purchase and other rights are permitted to accrue at a rate in excess of the permitted rate.

10.02  Purchase Price. The purchase price for a share of Stock under each Offering will be determined by the Committee prior to the Offering Effective Date and will be stated as a percentage of the Fair Market Value of a share of Stock on either the Right to Purchase Date or the Offering Effective Date, whichever is the lesser, but the purchase price may not be less than the lesser of 85 percent of the Fair Market Value of a share of Stock as of the Offering Effective Date or 85 percent of the Fair Market Value of a share of Stock as of the Right to Purchase Date for the Offering.

10.03    Participation in Offerings. Except as may be otherwise provided for herein, each Employee who is eligible for and elects to participate in an Offering will be granted Rights to Purchase for as many shares of Stock as the Participant may elect to purchase during that Offering, to be paid by payroll deductions during such period. The Committee will establish administrative rules and regulations regarding the payroll deduction process for this Section 10.00, including, without limitation, minimum and maximum permissible deductions; the timing for initial elections, changes in elections and suspensions of elections during an Offering Period; and the complete withdrawal by a Participant from an Offering. Amounts withheld through payroll deductions under this Section 10.03 will be credited to each Participant's Cash Account. Such amounts will be delivered to a custodian for the Plan and held pending the purchase of shares of Stock as described in Section 10.05. Amounts held in a Participant's Cash Account will not bear interest. If a Participant withdraws entirely from an Offering (pursuant to rules established by the Committee), the Participant's Cash Account balance will not be used to purchase shares of Stock on the Right to Purchase Date. Instead, the portion of the Cash Account equal to the Participant's payroll deductions under the Plan during the Offering Period will be refunded to the Participant without interest. Such a Participant will not be eligible to re-enroll in that Offering, but may resume participation on the Offering Effective Date for the next Offering. In addition, the Committee may impose such other restrictions on the right to withdraw from Offerings as it may deem appropriate.

10.04    Grant of Rights to Purchase. Rights to Purchase with respect to shares of Stock will be granted to Participants who elect to participate in an Offering. Such Rights to Purchase may be exercised on the Right to Purchase Date applicable to the Offering. The number of shares of Stock subject to Rights to Purchase on each Right to Purchase Date may not exceed the number of shares of Stock authorized for issuance during the applicable Offering.

10.05    Exercise of Rights to Purchase. Each Right to Purchase will be exercised on the applicable Right to Purchase Date. Each Participant automatically and without any act on the Participant's part will be deemed to have exercised a Right to Purchase on each Right to Purchase Date to purchase the number of whole and fractional shares of Stock which the amount in his or her Cash Account at that time is sufficient to purchase at the applicable purchase price. Any remaining amount credited to a Participant's Cash Account after such application will remain in such Participant's Cash Account for use in the next Offering unless withdrawn by the Participant. The Company will deliver to the custodian of the Plan as soon as practicable after each Right to Purchase Date a certificate for the total number of shares of Stock purchased by all Participants on such Right to Purchase Date. The custodian will allocate the proper number of shares of Stock to the Share Account of each Participant. If the aggregate Cash Account balances of all Participants on any Right to Purchase Date exceed the amount required to purchase all of the shares of Stock subject to Rights to Purchase on that Right to Purchase Date, then the shares of Stock subject to Rights to Purchase will be allocated pro rata among the Participants in the proportion that the number of shares of Stock subject to Rights to Purchase bears to the number of shares of Stock that could have been purchased with such aggregate amount available, if an unlimited number of shares of Stock were available for purchase. Any balances remaining in Participants' Cash Accounts due to over subscription will remain in the Participants' Cash Accounts for use in the next Offering unless withdrawn by the respective Participants.

10.06    Withdrawals from Share Accounts and Dividend Reinvestment. A Participant may withdraw the shares of Stock credited to the Participant's Share Account on a first-in-first-out basis. The Committee will establish rules and regulations governing such withdrawals. All cash dividends paid, if any, with respect to the shares of Stock credited to a Participant's Share Account will be added to the Participant's Cash Account and thereby will be applied to exercise Rights to Purchase for shares of Stock on the Right to Purchase Date next succeeding the date such cash dividends are paid by the Company. An election to leave shares of Stock with the custodian will constitute an election to apply the cash dividends with respect to such shares of Stock to the exercise of Rights to Purchase under this Section 10.00. Shares of Stock so purchased will be applied to the shares of Stock credited to each Participant's Share Account.

10.07    Termination. If a Participant Terminates for any reason, including death, Disability, Retirement or other cause, his or her participation in this Section 10.00 of the Plan will automatically and without any act on his or her part terminate as of the date of Termination. As soon as practicable following the Participant's Termination, the Company will refund to such Participant (or Beneficiary, in the case of the Participant's death) any amount in the Participant's Cash Account which constitutes payroll deductions, without interest, and the custodian will deliver to such Participant (or Beneficiary) a share certificate issued in the Participant's (or Beneficiary's) name for the number of whole shares of Stock credited to the Participant's Share Account through prior Offerings.

10.08    Effect of Merger or Liquidation Involving the Company. If the Company undergoes a merger or consolidation of the Company or reclassification of Stock or the exchange of Stock for the securities of another entity (other than a Subsidiary) that has acquired the Company's assets or which is in control [as defined in Code § 368(c)] of an entity that has acquired the Company's assets and the terms of the plan or agreement are binding on all holders of Stock (except to the extent that dissenting shareholders are entitled to relief under applicable law), then the Committee may, in connection with any such transaction, cancel each outstanding Right to Purchase and refund sums previously collected from Participants under the canceled Rights to Purchase, or, in its discretion, cause each Participant with outstanding Rights to Purchase to have his or her Rights to Purchase exercised immediately prior to such transaction and thereby the balance of his or her Cash Account applied to the purchase of shares of Stock at the purchase price in effect for that Offering, which would be treated as ending with the effective date of such transaction. The balances of the Cash Accounts not so applied will be refunded to the Participants, without interest.

11.00 TERMINATION/BUY OUT

11.01    Retirement. Unless otherwise specified in the Award Agreement, all Awards, that are outstanding (whether or not then fully vested and exercisable) when a Participant Retires, will become fully vested and exercisable and may be exercised at any time before the earlier of [1] the expiration date specified in the Award Agreement or [2] 24 months (three months in the case of Incentive Stock Options) beginning on the Retirement date (or any shorter period specified in the Award Agreement).

11.02    Death or Disability. Unless otherwise specified in the Award Agreement, all Awards, that are outstanding (whether or not then fully vested and exercisable) when a Participant Terminates because of death or Disability, will become fully vested and exercisable and may be exercised by the Participant or the Participant's Beneficiary at any time before the earlier of [1] the expiration date specified in the Award Agreement or [2] 24 months (12 months in the case of an Incentive Stock Option) beginning on the date of death or Termination because of Disability (or any shorter period specified in the Award Agreement).

11.03    Termination for Cause. Unless otherwise specified in the Award Agreement, all Awards that are outstanding (whether or not then exercisable) if a Participant Terminates for Cause will be forfeited.

11.04    Termination for any Other Reason. Unless otherwise specified in the Award Agreement or subsequently, any Awards that are outstanding when a Participant Terminates for any reason not described in Sections 11.01 through 11.03 and which are then exercisable, or which the Committee has, in its sole discretion, decided to make exercisable, may be exercised at any time before the earlier of [1] the expiration date specified in the Award Agreement or [2] three months beginning on the date the Participant Terminates.

11.05    Limits on Exercisability/Forfeiture of Exercised Awards. Regardless of any other provision of this Section 11.00 or the Plan and unless the Committee specifies otherwise in the Award Agreement, a Member who fails to comply with Sections 11.05[3] through [9] will:

  [1]
  Forfeit all outstanding Awards; and

  [2]
  Forfeit all shares of Stock or cash (including dividends held in escrow under Sections 7.04[2] and 8.04[2] acquired or received by the exercise of any Award, lapse of any restrictions or attainment of any Performance Goals on the date of Termination or within six months before and 24 months after Terminating, including any amounts received under a "buy out" as described in Section 11.06.

The forfeiture described in Sections 11.05[1] and [2] will apply if the Member:

  [3]
  Without the Committee's written consent, which may be withheld for any reason or for no reason, serves (or agrees to serve) as an officer, director, consultant or employee of any proprietorship, partnership, corporation, limited liability company, association or other entity or becomes the owner of a business or a member of a partnership, limited liability company, association or other entity that competes with any portion of the Company's (or a Subsidiary's) business with which the Member has been involved anytime within five years before Termination or renders any service (including, without limitation, business consulting) to entities that compete with any portion of the Company's (or a Subsidiary's) business with which the Member has been involved anytime within five years before Termination;

  [4]
  Refuses or fails to consult with, supply information to or otherwise cooperate with the Company or any Subsidiary after having been requested to do so;

  [5]
  Deliberately engages in any action that the Committee concludes has caused substantial harm to the interests of the Company or any Subsidiary;

  [6]
  Without the Committee's written consent, which may be withheld for any reason or for no reason, on his or her own behalf or on behalf of any other person, partnership, limited liability company, association, corporation or other entity, solicits or in any manner attempts to influence or induce any employee of the Company or a Subsidiary to leave the Company's or Subsidiary's employment or uses or discloses to any person, partnership, limited liability company, association, corporation or other entity any information obtained while an employee or director of the Company or any Subsidiary concerning the names and addresses of the Company's and any Subsidiary's employees;

  [7]
  Without the Committee's written consent, which may be withheld for any reason or for no reason, discloses confidential and proprietary information relating to the Company's and its Subsidiaries' business affairs ("Trade Secrets"), including technical information, information about services provided and business and marketing plans, strategies, customer information and other information concerning the Company's and Subsidiaries' services, promotions, development, financing, expansion plans, business policies and practices, salaries and benefits and other forms of information considered by the Company to be proprietary and confidential and in the nature of Trade Secrets;

  [8]
  Fails to return all property (other than personal property), including keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, or any other tangible property or document and any and all copies, duplicates or reproductions that have been produced by, received by or otherwise been submitted to the Member in the course of his or her service with the Company or a Subsidiary; or

  [9]
  Engaged in conduct that the Committee reasonably concludes would have given rise to a Termination for Cause had it been discovered before the Participant Terminated.

11.06    Buy Out of Awards. At any time, the Committee, in its sole discretion and without the consent of the affected Member, may cancel any or all outstanding Awards held by that Member, whether or not exercisable, by providing to that Member written notice ("Buy Out Notice") of its intention to exercise the rights reserved in this Section 11.06. If a Buy Out Notice is given, in the case of an Option, the Company also will pay to each affected Participant the difference between [1] the Fair Market Value of the Stock underlying each exercisable Option (or portion of an Option) to be cancelled and [2] the Exercise Price associated with each exercisable Option to be cancelled. With respect to any Award other than an Option, the Company will pay to each affected Participant the Fair Market Value of the Stock subject to the Award. However, unless otherwise specified in the Award Agreement, no payment will be made with respect to any Awards that are not exercisable when cancelled under this Section 11.06. The Company will complete any buy out made under this Section 11.06 as soon as administratively possible after the date of the Buy Out Notice. At the Committee's option, payment of the buy out amount may be made in cash, in whole shares of Stock or partly in cash and partly in shares of Stock. The number of whole shares of Stock, if any, included in the buy out amount will be determined by dividing the amount of the payment to be made in shares of Stock by the Fair Market Value as of the date of the Buy Out Notice.

12.00 MERGER, CONSOLIDATION OR SIMILAR EVENT

If the Company undergoes a merger or consolidation of the Company or reclassification of Stock or the exchange of Stock for the securities of another entity (other than a Subsidiary) that has acquired the Company's assets or which is in control [as defined in Code §368(c)] of an entity that has acquired the Company's assets and the terms of that plan or agreement are binding on all holders of Stock (except to the extent that dissenting shareholders are entitled to relief under applicable law), then: [a] all Options will become fully exercisable and each affected Participant will receive, upon payment of the Exercise Price, if applicable, securities or cash, or both, equal to those the Participant would have been entitled to receive under the Plan or Award Agreement if the Participant had already exercised the Options, [b] all SARs will become fully exercisable, [c] all restrictions on Restricted Stock will lapse; and [d] all Performance Goals associated with Restricted Stock, Performance Shares or Performance Units will be deemed to have been met and all Performance Periods accelerated.

13.00 AMENDMENT, MODIFICATION AND TERMINATION OF PLAN

The Board or the Committee may terminate, suspend or amend the Plan at any time without shareholder approval except to the extent that shareholder approval is required to satisfy applicable requirements imposed by [1] Rule 16b-3 under the Act, or any successor rule or regulation, [2] applicable provisions of the Code or [3] any national securities exchange or other recognized market or quotation system upon or through which the Company's securities are listed or traded. Also, no Plan amendment may [4] result in the loss of a Committee member's status as a "non-employee director" as defined in Rule 16b-3 under the Act, or any successor rule or regulation, with respect to any employee benefit plan of the Company, [5] cause the Plan to fail to meet requirements imposed by Rule 16b-3 or [6] without the consent of the affected Member, adversely affect any Award issued before the amendment, modification or termination. However, nothing in this Section 13.00 will restrict the Committee's right to exercise the discretion retained in Section 11.06.

14.00 MISCELLANEOUS

14.01  Assignability. Except as described in this Section 14.01, an Award or Right to Purchase may not be transferred except by will or the laws of descent and distribution and, during the Member's lifetime, may be exercised only by the Member, the Member's guardian or legal representative. However, with the Committee's written consent (which may be withheld for any reason or for no reason), a Member or a specified group of Members may transfer Awards (other than Incentive Stock Options) to a revocable inter vivos trust, of which the Member is the settlor, or may transfer Awards (other than an Incentive Stock Option) to any member of the Member's immediate family, any trust, whether revocable or irrevocable, established solely for the benefit of the Member's immediate family, or any partnership or limited liability company whose only partners or members are members of the Member's immediate family ("Permissible Transferees"). Any Award transferred to a Permissible Transferee will continue to be subject to all of the terms and conditions that applied to the Award before the transfer and to any other rules prescribed by the Committee. A Permissible Transferee may not retransfer an Award except by will or the laws of descent and distribution and then only to another Permissible Transferee.

14.02    Beneficiary Designation. Each Member may name a Beneficiary or Beneficiaries (who may be named contingently or successively) to receive or to exercise any vested Award that is unpaid or unexercised at the Member's death. Each designation made will revoke all prior designations made by the same Member, must be made on a form prescribed by the Committee and will be effective only when filed in writing with the Committee. If a Member has not made an effective Beneficiary designation, the deceased Member's Beneficiary will be his or her surviving spouse or, if none, the deceased Member's estate. The identity of a Member's designated Beneficiary will be based only on the information included in the latest beneficiary designation form completed by the Member and will not be inferred from any other evidence.

14.03    No Guarantee of Employment or Participation. Nothing in the Plan may be construed as:

  [1]
  Interfering with or limiting the right of the Company or any Subsidiary to Terminate any Employee's employment at any time;

  [2]
  Conferring on any Participant any right to continue as an Employee or director of the Company or any Subsidiary;

  [3]
  Guaranteeing that any Employee will be selected to be a Key Employee; or

  [4]
  Guaranteeing that any Member will receive any future Awards.

14.04               Tax Withholding.

  [1]
  The Company will withhold from other amounts owed to the Member, or require a Member to remit to the Company, an amount sufficient to satisfy federal, state and local withholding tax requirements on any Award, exercise or cancellation of an Award or purchase of Stock. If these amounts are not to be withheld from other payments due to the Member (or if there are no other payments due to the Member), the Company will defer payment of cash or issuance of shares of Stock until the earlier of:

  [a]
  30 days after the settlement date; or

  [b]
  The date the Member remits the required amount.

  [2]
  If the Member has not remitted the required amount within 30 days after the settlement date, the Company will permanently withhold from the value of the Awards to be distributed the minimum amount required to be withheld to comply with applicable federal, state and local income, wage and employment taxes and distribute the balance to the Member.

  [3]
  In its sole discretion, which may be withheld for any reason or for no reason, the Committee may permit a Member to elect, subject to conditions the Committee establishes, to reimburse the Company for this tax withholding obligation through one or more of the following methods:

  [a]
  By having shares of Stock otherwise issuable under the Plan withheld by the Company (but only to the extent of the minimum amount that must be withheld to comply with applicable state, federal and local income, employment and wage tax laws);

  [b]
  By delivering to the Company previously acquired shares of Stock that the Member has owned for at least six months;

  [c]
  By remitting cash to the Company; or

  [d]
  By remitting a personal check immediately payable to the Company.

14.05    Indemnification. Each individual who is or was a member of the Committee or of the Board will be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be made a party or in which he or she may be involved by reason of any action taken or failure to take action under the Plan as a Committee member and against and from any and all amounts paid, with the Company's approval, by him or her in settlement of any matter related to or arising from the Plan as a Committee member or paid by him or her in satisfaction of any judgment in any action, suit or proceeding relating to or arising from the Plan against him or her as a Committee member, but only if he or she gives the Company an opportunity, at its own expense, to handle and defend the matter before he or she undertakes to handle and defend it in his or her own behalf. The right of indemnification described in this Section 14.05 is not exclusive and is independent of any other rights of indemnification to which the individual may be entitled under the Company's organizational documents, by contract, as a matter of law or otherwise.

14.06    No Limitation on Compensation. Nothing in the Plan is to be construed to limit the right of the Company to establish other plans or to pay compensation to its employees or directors, in cash or property, in a manner not expressly authorized under the Plan.

14.07    Requirements of Law. The grant of Awards and Rights to Purchase and the issuance of shares of Stock will be subject to all applicable laws, rules and regulations and to all required approvals of any governmental agencies or national securities exchange, market or other quotation system. Also, no shares of Stock will be issued under the Plan unless the Company is satisfied that the issuance of those shares of Stock will comply with applicable federal and state securities laws. Certificates for shares of Stock delivered under the Plan may be subject to any stock transfer orders and other restrictions that the Committee believes to be advisable under the rules, regulations and other requirements of the SEC, any national securities exchange or other recognized market or quotation system upon or through which the Stock is then listed or traded, or any other applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any certificates issued under the Plan to make appropriate reference to restrictions within the scope of this Section 14.07.

14.08    Term of Plan. The Plan will be effective upon its adoption by the Board and approval by the affirmative vote of the holders of a majority of the shares of voting stock present in person or represented by proxy at the first Annual Meeting occurring after the Board approves the Plan. Subject to Section 13.00, the Plan will continue until the tenth anniversary of the date it is adopted by the Board or approved by the Company's shareholders, whichever is earliest.

14.09    Governing Law. The Plan, and all agreements hereunder, will be construed in accordance with and governed by the laws (other than laws governing conflicts of laws) of the United States and the State of Ohio.

14.10    No Impact on Benefits. Plan Awards are incentives designed to promote the objectives described in Section 1.00. Also, Awards are not compensation for purposes of calculating a Member's rights under any employee benefit plan.

Annual Meeting of Shareholders
of
AirNet Systems, Inc.

June 4, 2004
10:00 A.M.

Concourse Hotel
4300 International Gateway
Columbus, Ohio 43219

FOLD AND DETACH HERE	ZANSC2

REVOCABLE PROXY
AIRNET SYSTEMS, INC.
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 4, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder(s) of common shares of AirNet Systems, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Joel E. Biggerstaff and Gary W. Qualmann, and each of them, the lawful agents and proxies of the undersigned, with full power of substitution in each, to attend the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on June 4, 2004, at the Concourse Hotel, 4300 International Gateway, Columbus, Ohio 43219, at 10:00 a.m., Eastern Daylight Savings Time, and any adjournment(s) thereof, and to vote all of the common shares of the Company which the undersigned is entitled to vote at such Annual Meeting or at any adjournment(s) thereof.

(change of address/comments)

AIRNET SYSTEMS, INC.
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

AIRNET SYSTEMS, INC.

Please sign, date and return your proxy card in
the enclosed envelope.

FOLD AND DETACH HERE	ZANSC1
☒	Please mark votes as in this example.
#ANS
The Board of Directors recommends a vote FOR proposals 1 and 2.
1.	To elect as directors of the Company all of the nominees listed below, to serve for terms of one year each (except as marked to the contrary).*			2.	To approve the AirNet Systems, Inc. 2004 Stock Incentive Plan.
	(01) Joel E. Biggerstaff (02) Russell M. Gertmenian (03) David P. Lauer	(04) Bruce D. Parker (05) James E. Riddle		3.	The undersigned shareholder(s) authorize the individuals designated to vote this proxy, to vote, in their discretion, upon any matters (none known at the time of solicitation of this proxy) which properly come before the Annual Meeting or any adjournment(s) thereof.

	FOR ☐	WITHHOLD AUTHORITY ☐	Comments/ address change ☐	The common shares represented by this proxy card, when properly executed, will be voted in the manner directed herein. If no direction is given, the common shares represented by this proxy card will be voted FOR proposal 1 and, if permitted by applicable law, FOR proposal 2. If any other matters are properly brought before the Annual Meeting or any adjournment or if a nominee for election as a director named in the proxy statement is unable to serve or for good cause will not serve, the common shares represented by this proxy card will be voted in the discretion of the individuals designated to vote the proxy, to the extent permitted by applicable law, on such matters or for substitute nominee(s) as the directors may recommend.
	EXCEPTIONS☐
	*INSTRUCTION: To withhold authority to vote for any individual nominee, mark "EXCEPTIONS" and write that nominee's name in the space provided above.

ALL PROXIES PREVIOUSLY GIVEN OR EXECUTED BY THE UNDERSIGNED ARE HEREBY REVOKED. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for the June 4, 2004 meeting and the Annual Report to Shareholders for the fiscal year ended December 31, 2003.

Please sign below exactly as your name appears hereon. When common shares are registered in two names, both shareholders should sign. When signing as executor, administrator, trustee, guardian, attorney or agent, please give full title as such. If shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If shareholder is a partnership or other entity, please sign in entity name by an authorized person. (Please note any change of address on this proxy card.)

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AIRNET SYSTEMS, INC. PLEASE ACT PROMPTLY—SIGN, DATE AND MAIL YOUR PROXY CARD TODAY.

				Please be sure to sign and date this proxy card in the spaces below.
Shareholder Signature:	Date:	Co-holder Signature:	Date:

QuickLinks

AIRNET SYSTEMS, INC. 3939 International Gateway Columbus, Ohio 43219 April 29, 2004
GENERAL
BENEFICIAL OWNERSHIP OF COMMON SHARES
PROPOSAL NUMBER 1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
PROPOSAL NUMBER 2 APPROVAL OF AIRNET SYSTEMS, INC. 2004 STOCK INCENTIVE PLAN
TRANSACTIONS WITH MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE MATTERS
INDEPENDENT AUDITORS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
OTHER BUSINESS
  Appendix A
AIRNET SYSTEMS, INC. CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
  Appendix B
AIRNET SYSTEMS, INC. 2004 STOCK INCENTIVE PLAN 1.00 PURPOSE